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CENTER:           TOWN  CENTER  DRIVE             JMB  301  7/92
                  -------------------
TENANT:           CHICAGO  PIZZA  &  BREWERY,  INC.
                  ---------------------------------
SPACE:           [TO  BE  ASSIGNED]
                 ------------------
DATE:
TRADE  NAME:  B.J.'s  Restaurant  and  Brewhouse
              ----------------------------------

                              SHOPPING CENTER LEASE
     Page
     ----

Article  1     Basic  Provisions                                           1
Article  2     Premises,  Term  and  Commencement  Date                    3
Article  3     Minimum  Rent  and  Percentage  Rent                        3
Article  4     Payment  of  Rent,  Rent  Taxes  and  Prorations            4
Article  5     Taxes  and  Center  Expenses                                5
Article  6     Condition  of  Premises;  Opening  for  Business            6
Article  7     Trade  Fixtures,  Alterations  and  Liens                   6
Article  8     Use  and  Operating  Requirements                           7
Article  9     Promotion  of  Center  and  Tenant's  Business              8
Article  10     Utilities                                                  9
Article  11     Maintenance  and  Repair  of  Premises                    10
Article  12     Common  Areas                                             11
Article  13     Insurance,  Subrogation,  and  Waiver  of  Claims         12
Article  14     Casualty  Damage                                          12
Article  15     Condemnation                                              13
Article  16     Return  of  Possession                                    13
Article  17     Holding  Over                                             14
Article  18     Subordination,  Attornment  and  Mortgagee  Protection    14
Article  19     Estoppel  Certificate                                     14
Article  20     Assignment  and  Subletting                               15
Article  21     Rights  Reserved  by  Landlord                            16
Article  22     Landlord's  Remedies                                      17
Article  23     Landlord's  Right  to  Cure                               20
Article  24     Indemnification                                           20
Article  25     Safety  and  Security  Devices,  Services  and  Programs  20
Article  26     Hazardous  Materials                                      20
Article  27     Captions  and  Severability                               21
Article  28     Definitions                                               21
Article  29     Rules                                                     24
Article  30     No  Waiver                                                24
Article  31     Attorneys'  Fees,  Counterclaims,  Venue  and Jury Trial  25
Article  32     Personal  Property  Taxes                                 25
Article  33     Conveyance  by  Landlord  and  Liability                  25
Article  34     Notices                                                   25
Article  35     Real  Estate  Brokers                                     26
Article  36     Security  Deposit  and  Landlord's  Lien                  26
Article  37     Miscellaneous                                             26
Article  38     Offer                                                     27
Article  39     Americans  With  Disabilities  Act                        27
Article  40     Entire  Agreement                                         28
Rider  One:     Rules
Rider  Two:     California  Rider
Rider  Three:   Town  Center  Drive  Rider
Rider  Four:    Construction  Allowance
Exhibit  A:     The  Premises
Exhibit  A-1:   Town  Center  Drive
Exhibit  A-2:   The  Patio  Area
Exhibit  A-3:   Storefront  Area
Exhibit  B:     Work  Letter  Agreement
Exhibit  C:     Sign  Criteria
Exhibit  D:     Menu
       TEXT  BOX  OPTION  CODE  ABOVE  COMMENT  BOX  --  DO  NOT  DELETE!!!

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     SHOPPING  CENTER  LEASE

     THIS LEASE made as of the ____ day of ______________, 19__, between NEWHALL LAND AND FARMING COMPANY (A CALIFORNIA LIMITED PARTNERSHIP) ("Landlord"), a California limited partnership, having a place of business at 900 North Michigan Avenue, Chicago, Illinois 60611-1957 and CHICAGO PIZZA & BREWERY, INC. ("Tenant"), a California corporation whose principal place of business is located at 26131 Marguerite Parkway, Suite A, Mission Viejo, California 92692,
Attn:  Paul  Motenko.



     ARTICLE  1

     BASIC  PROVISIONS


A.     TENANT'S  TRADE  NAME:  B.J.'s  Restaurant  and  Brewhouse
                               ----------------------------------
B.     CENTER:     Town  Center  Drive  (as  shown  crosshatched  on Exhibit A-1
                   -------------------------------------------------------------
                   hereto)
                   -------
       ADDRESS:     24201  Valencia  Boulevard
                    --------------------------
                    Valencia,  California  91355
                    ----------------------------

C.     PREMISES:  Space  No.  [To  Be  Assigned]      at  the  Center,
                              ------------------
       consisting of approximately 7,000 rentable square feet plus approximately
                                   -----
1,000  rentable square feet of Patio     Area, the approximate location of which
is  shown  cross-hatched  on  Exhibit  A  hereto
       (See  Page  1A)

D.     COMMENCEMENT  DATE:      See  Page  1A
                               --------------
E.     EXPIRATION  DATE:      January  31,  2009  (See  Page  1A)
                             ------------------------------------

F.     PERMITTED  USE:      The  operation  of  a  first-class  restaurant  and
                           ----------------------------------------------------
brewhouse  serving  those  classes  of  items  (e.g.,  "Appetizers,"  "Specialty
--------------------------------------------------------------------------------
Salads," etc.) identified on the Menu, attached hereto and made a part hereof as
---------------------------------------------------------------- ------------
Exhibit  D,  and  such other items of food and beverage as are sold by Tenant in
--------------------------------------------------------------------------------
substantially  all  other restaurant and brewhouse operations operated by Tenant
--------------------------------------------------------------------------------
under  the  "B.J.'s  Restaurant  and  Brewhouse"  tradename
-------------------  --------------------------------------





                     ,  AND FOR NO OTHER PURPOSE WHATSOEVER.  The Premises shall
have and maintain throughout the               Term the appearance of a brewery.


G.     MINIMUM  RENT:  (See  Article  1C)  (See  Page  1B)

       Period                                  Monthly  Amount  Annual  Amount
       ------                                  ---------------  --------------


       Commencement  Date   Through  the  60th
                            full calendar month
                            of the term         $14,000.00        $168,000.00
                                                 ---------        -----------

       The 61st full        Through  Expiration
       calendar month of    Date
       the term                                 $16,100.00         $193,200.00
                                                ----------         -----------
       month  of  the  Term

     First Extension Period   Through           $18,515.00         $222,180.00
                                                ----------         -----------

     Second Extension Period  Through           $21,292.25         $255,507.00
                                                ----------         -----------

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     1A


Article  1C.
------------

The patio area shown on Tenant's approved plans and specifications and indicated on Exhibit A-2 hereto (the "Patio Area") is included in the amount of rentable square footage of the Premises set forth in Article 1C, but is not included for purposes of determining the Minimum Rent described in Article 1G, Percentage Rent, Center Expense, Taxes, Promotion Fund, Media Fund and other such charges. Additionally, for all other purposes under this Lease, including insurance and indemnity obligations, the Patio Area shall be deemed included in the Premises. Tenant agrees that if there is a court order or other legally binding directive requiring the Tenant to cease using the Patio Area, Tenant shall no longer have a right to use the Patio Area, and Tenant shall immediately cease using the Patio Area and, at Tenant's expense, restore the Patio Area to a condition reasonably acceptable to Landlord. Upon Tenant's restoration of the Patio Area, Tenant's obligation to pay Minimum Rent for the Patio Area shall cease.

Article  1D.
------------

The Commencement Date shall be the earlier of (i) the date Tenant opens for business or (ii) one hundred fifty (150) days after Landlord tenders possession of the Premises to Tenant, irrespective of whether Tenant commences its Work at the Premises at that time. Tenant understands that if Landlord tenders possession, Tenant may not commence any Work until Tenant's plans and specifications are approved and the other conditions in the Lease for Tenant commencing Work are met.

Notwithstanding anything to the contrary set forth in this Lease, if by the Commencement Date Landlord has not entered into a lease for a multi-screen and IMAX theater complex in the Center, then Tenant shall have the right, upon written notice to Landlord given no later than thirty (30) days after the Commencement Date, to terminate this Lease effective as of sixty (60) days after such notice and the obligations of Landlord and Tenant shall cease upon the effective termination date; provided, that if Tenant commences construction of Tenant's Initial Work in the Premises prior to the Commencement Date or prior to the effective termination date, Tenant shall be deemed to have waived its right to terminate this Lease as aforesaid, and any such notice of termination shall be null and void and of no force or effect.

If by the Commencement Date a parking structure to be located behind the Premises and adjacent to McBean Parkway is not open and accessible for parking customers of the Center, then Tenant shall have the option (i) to not open the Premises for business until the parking garage is open and accessible for parking by customers of the Center, or (ii) to open in the Premises on the Commencement Date and pay to Landlord, in lieu of Minimum Rent and Percentage Rent, a monthly percentage rent ("Substitute Rent") in the amount of six percent (6%) of Tenant's Gross Sales made in the Premises, until the parking garage is open and accessible for parking by customers of the Center. Tenant shall also pay all other Rent then due under the Lease. Substitute Rent shall be payable in arrears on the 15th day of the following month, accompanied by Tenant's monthly statement of Gross Sales for the previous month in accordance with
Article  3.

Article  1E.
------------

       A. Tenant shall have two (2) options to extend the Term for two (2) additional, successive periods of five (5) years each (the first such period hereinafter referred to as the "First Extension Period," the second such period hereinafter referred to as the "Second Extension Period," and each period hereinafter sometimes referred to as the "Extension Period") upon all terms and conditions of the Lease, except that Tenant shall have no further right to extend the Term, and the Minimum Rent and Breakpoints, respectively, shall be increased to the amounts set forth in Articles 1G and 1H, respectively. Each option to extend may be exercised only by Tenant giving Landlord irrevocable and unconditional written notice thereof no later than two hundred seventy (270) days before the commencement of each Extension Period. Said exercise shall, at Landlord's election, be null and void if Tenant has failed to faithfully, diligently and consistently comply with all obligations under the Lease during the Term, or if Tenant is in default under the Lease at the date of said notice or at any time thereafter and prior to commencement of said Extension Period.

       B. If Tenant shall fail to exercise either option herein provided in accordance with the terms hereof, said option shall terminate and be null and void, and if Tenant fails to exercise the first option, both the first and the second options shall terminate and be null and void. Tenant's exercise of either option shall not operate to cure any default by Tenant of any of the terms or provisions in the Lease, nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such default. If the Lease or Tenant's right to possession of the Premises shall terminate in any manner whatsoever before Tenant shall exercise either option herein provided, or before the commencement of either Extension Period, or if Tenant shall have assigned the Lease or subleased all or any portion of the Premises before Tenant shall have exercised either option herein provided (other than an assignment or subletting permitted without Landlord's consent under this Lease), then immediately upon such termination, sublease or assignment, the options herein granted to extend the Term shall simultaneously terminate and become null and void. Time is of the essence of this provision.

       C. All other provisions contained in the Lease for annual or other adjustment to charges shall remain in full force and effect during the Extension Period.

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     2B


Article  1G.
------------

       A. Subject to Subparagraph B. below, the first $14,000.00 of Minimum Rent that would otherwise be due under the Lease ("Initial Abated Rent") shall abate. Tenant shall pay Percentage Rent and all other charges during said period. If prior to or during said period Tenant commits a default and does not cure it within the time provided for cure, if any, the foregoing abatement shall immediately cease and Tenant shall thereafter pay the full Minimum Rent, without the abatement. If this Lease shall terminate prior to the scheduled Expiration Date due to a Default by Tenant, Tenant shall reimburse Landlord the amount of the abatement.

       B. In the event that Tenant opens the Premises for business prior to the date that is 150 days after the date Landlord tenders possession of the Premises to Tenant, then an additional $7,000.00 of Minimum Rent that would otherwise be due immediately after the Initial Abated Rent shall also abate. Tenant shall pay Percentage Rent and all other charges during said period. If prior to or during said period Tenant commits a default and does not cure it within the time provided for cure, if any, the foregoing abatement shall immediately cease and Tenant shall thereafter pay the full Minimum Rent, without the abatement. If this Lease shall terminate prior to the scheduled Expiration Date due to a Default by Tenant, Tenant shall reimburse Landlord the amount of the abatement.

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H.     PERCENTAGE  RENT:

       PERIOD                    AMOUNT  EACH  LEASE  YEAR
       ------                    -------------------------

                                 Through the 60th  full
       Commencement  Date        calendar month of the Term   Six percent (6%)
                                                              ----------------
                                 of Gross Sales exceeding an unnatural Break-
                                 point  of  $1,950,000.00
                                            -------------
       The  61st  full  calendar
       month  of the Term        Through Expiration Date      Six percent (6%)
       -------------------------                              ----------------
                                 of Gross Sales exceeding an unnatural  Break-
                                 point  of  $2,242,500.00
                                            -------------
       First  Extension  Period                               Six percent (6%)
       ------------------------                               ----------------
                                 of Gross Sales exceeding an unnatural Break-
                                 point  of  $2,576,437.00
                                            ------------

       Second Extension Period                                Six percent (6%)
       -----------------------                                ----------------
                                 of Gross Sales exceeding an unnatural Break-
                                 point  of  $2,965,625.00
                                            -------------


          Prorations of Breakpoints for Partial Lease Years, and prorations for Lease Years containing two different Breakpoints for different periods, shall be as described in Article 3.

I.     INITIAL  ESTIMATED  MONTHLY  CENTER  EXPENSES:  $2,383.33
                                                        --------
J.     INITIAL  ESTIMATED  MONTHLY  TAXES:  $1,354.17
                                             --------
K.     INITIAL  MONTHLY  PROMOTION  FUND  CHARGE:  $666.67  (See  Rider  Three)
                                                    ---------------------------
          together with a non-recurring initial payment equal to $8,000.00  (See
          Article  9A)
L.     INITIAL  MONTHLY  MEDIA  FUND  CHARGE:  $  (See  Rider  Three)
                                                ---------------------
M.     OTHER  INITIAL  MONTHLY  CHARGES:  N/A
                           Lease  Section/
       Charge          Amount          Rider/Exhibit
       ------          ------          -------------

                 $

                 $

                 $

               $

               $

N.     SECURITY  DEPOSIT:  $  N/A
                            -----
O.     RADIUS  RESTRICTION:  Five  (5)      miles  from  the  Center
                            ----------
P.     GUARANTOR:   N/A
                   ----
Q. RENT PAYMENT ADDRESS: Tenant shall forward all Rent, insurance certificates and Gross Sales reports to Landlord at the following address, or such other address or addresses as to which Landlord shall provide advance notice:
          c/o  URBAN  RETAIL  PROPERTIES  CO.
          -----------------------------------
       Town  Center  Management  Office
       --------------------------------
       24201  Valencia  Boulevard,  Suite  150
       ---------------------------------------
       Valencia,  California  91355
       ----------------------------

R.     RENT  SHALL  BE  PAYABLE  TO:   Newhall  Land  and  Farming  Company  (a
                                      -----------------------------------------
California  limited  partnership)
         ------------------------
          or such other entity as Landlord shall designate from time to time in writing.


       The foregoing provisions shall be interpreted and applied in accordance with the other provisions of this Lease set forth below. The terms in this Article, and the terms defined in Article 28, shall have the meanings specified therefor, herein or therein, when used as capitalized terms in other provisions of this Lease. The charges set forth in Article 1, Sections I and J are subject to adjustment to be the actual amounts for the year in which the Commencement Date occurs.

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     ARTICLE  2

     PREMISES,  TERM  AND  COMMENCEMENT  DATE

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises for a term ("Term") commencing on the Commencement Date and ending on the Expiration Date set forth in Article 1, unless sooner terminated as provided herein, subject to the provisions herein contained. The Commencement Date set forth in Article 1 shall be advanced to such earlier date as Tenant opens the Premises for business. If Landlord delays delivering possession of the Premises or substantial completion of any Landlord's Work under Exhibit B, this Lease shall not be void or voidable and Landlord shall have no liability for loss or damage resulting therefrom. In such case, the Commencement Date shall be postponed for a period equal to the delay, except to the extent that such delays arise from the acts or omissions of Tenant or Tenant's employees, agents or contractors. If the Commencement Date is advanced or postponed, the Rent and other obligations of Tenant, and the Term and initial Lease Year hereunder, shall all commence on the Commencement Date as advanced or postponed. However, the Expiration Date set forth in Article 1 shall not be changed. Landlord and Tenant shall confirm in writing any adjustment to the Commencement Date hereunder upon written request by either party. In the event of any dispute concerning such adjustment, Tenant shall pay Rent commencing on the Commencement Date set forth in Article 1, subject to adjustment between the parties after such dispute is resolved. Notwithstanding the foregoing to the contrary, Landlord may delay delivery of the Premises and performance of any Landlord's Work until this Lease has been mutually signed and delivered, and such delays shall not postpone the Commencement Date set forth in Article 1 or the commencement of Rent hereunder, except as the parties may expressly agree otherwise in writing.



     ARTICLE  3

     MINIMUM  RENT  AND  PERCENTAGE  RENT

     A. MINIMUM RENT. Tenant shall pay Landlord the monthly Minimum Rent set forth in Article 1 in advance on or before the first day of each calendar month during the Term, except that Minimum Rent for the first full and any initial partial calendar month shall be paid when Tenant executes this Lease.

     B. PERCENTAGE RENT. Tenant shall pay Landlord Percentage Rent each Lease Year equal to the applicable percentage of the amount by which Gross Sales exceed the applicable Breakpoint for such Lease Year set forth in Article 1. Percentage Rent for each Lease Year shall be paid on a monthly basis commencing with the first month in each Lease Year in which Tenant's Gross Sales for such Lease Year exceed the applicable Breakpoint. Such payments shall be made on or before the fifteenth (15th) day of each calendar month with respect to Gross Sales made during each preceding month. The term "Lease Year" shall have the meaning specified therefor in Article 28.

     C. BREAKPOINT PRORATIONS. The Breakpoint for any Partial Lease Year shall be prorated on a per diem basis. If Minimum Rent is abated or reduced for any reason during any Lease Year, the Breakpoint for such period shall be reduced proportionately. If two Breakpoint amounts are in effect during different portions of a given Lease Year under Article 1, the Breakpoint for such Lease Year shall be the weighted average of both Breakpoint amounts, determined as follows: (a) each Breakpoint amount shall be multiplied by the number of days during which it is in effect, and then divided by 365, and (b) the amounts so computed shall be added to obtain the weighted average Breakpoint for such Lease Year.

The  first  time  after  the  third  (3rd)  full  Lease  Year  of  the  Term
     D.     ADJUSTMENTS.  If  the  Center  is  expanded  during  the Term by the
     ==     ============
addition of one or more Majors, the Minimum Rent and the Breakpoint, including each subsequent level thereof if either is scheduled to increase during the Term under Article 1, shall be increased by five percent (5%) as of the date such additional Major opens for business.

     E. GROSS SALES RECORDS. Tenant shall ensure that the business of Tenant and of any subtenant, licensee or concessionaire in, at or from the Premises is operated such that the following books and records (collectively, "Tenant's Records") are prepared, preserved and maintained in accordance with generally accepted accounting principles: (i) daily dated sealed, continuous, cash register tapes, (ii) serially numbered sales slips, (iii) settlement report sheets of transactions with subtenants, concessionaires and licensees, (iv) bank statements, (v) general ledger or summary record of all receipts and disbursements from operations in, at or from the Premises, (vi) state and local sales and use tax returns, and (vii) such other records that would normally be kept pursuant to generally accepted accounting principles, or as the Landlord may reasonably require in order to determine Gross Sales hereunder. A separate bank account shall be maintained for all revenue from the Premises and no funds from any other source shall be deposited in such account. Tenant shall retain Tenant's Records at the Premises or at the home or regional office of Tenant for at least three (3) years from the end of the Lease Year to which they are applicable or, if any audit is required or a controversy should arise between the parties regarding Percentage Rent, until such audit or controversy is terminated, even though such retention period may be after the expiration of the Term or earlier termination of this Lease.

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     F. GROSS SALES STATEMENTS. Tenant shall provide Landlord with a monthly statement of Gross Sales within fifteen (15) days after the end of each calendar month, signed by an authorized representative, which shall show Gross Sales and an itemization of any exclusions or deductions therefrom for such month, as well as year-to-date amounts for the current Lease Year. If any Percentage Rent is due for such month, the payment shall accompany such statement. In addition to such regular monthly statements, Tenant shall provide an annual statement within sixty (60) days after the end of each Lease Year, which shall show the total amount of Gross Sales for such Lease Year, and shall be certified to be true, complete and correct by an independent certified public accountant reasonably satisfactory to Landlord, or at Tenant's option by Tenant's chief financial officer. If such annual statement shows that Tenant underpaid Percentage Rent for such Lease Year, Tenant shall include the additional amount with such statement, and if such statement shows that Tenant overpaid Percentage Rent, Landlord shall provide a credit or refund. Tenant shall require that any subtenant, licensee or concessionaire furnish similar statements.

     G. AUDITS. Landlord may from time to time (but not more frequently than once each calendar year), upon at least ten (10) days' notice to Tenant, cause a complete audit or examination to be made of Tenant's Records and such books and records of any subtenant, licensee or concessionaire for all or any part of the three Lease Years immediately preceding such notice. During such audit, Landlord or its authorized representatives shall have full and free access to Tenant's Records and the right to require that Tenant, its agents and employees furnish such information or explanation with respect to such items as may be necessary for a proper examination and audit thereof. If such audit or examination discloses that any of Tenant's statements of Gross Sales understates Gross Sales made during any Lease Year by one percent (1%) or more, or if Tenant shall have failed to furnish Landlord any monthly Gross Sales statements during any Lease Year or shall have failed to prepare and maintain Tenant's Records as required herein, Tenant shall pay Landlord the cost of such audit or examination, including travel and related expenses, and any deficiency in Percentage Rent, with interest at the Default Rate. If such audit or examination shall disclose an understatement of more than five percent (5%), Landlord shall also have the right to cancel this Lease by written notice given to Tenant within six (6) months after such audit. Landlord's acceptance of Percentage Rent shall be without prejudice to the Landlord's examination, audit and other rights hereunder.

     H. GROSS SALES DEFINED. "Gross Sales" shall mean the entire amount of the actual sale price, whether for cash, credit or otherwise, of all sales of goods and services and all other income and receipts whatsoever of all business conducted at, on or from the Premises, including, without limitation: (i) mail, telephone, facsimile and other orders received or filled at the Premises, including but not limited to catalogue sales, (ii) deposits not refunded to purchasers, (iii) orders taken at the Premises although filled elsewhere, (iv) gross receipts from vending and game machines (not to be construed to authorize vending or game machines unless specifically set forth in Article 1), (v) sale price of gift and merchandise certificates, (vi) payments from other parties for shelf or advertising space at or respecting the Premises, (vii) the full value of all consideration other than money received, (viii) all other gross income or receipts from any business or operation at, on or from the Premises, and (ix) Gross Sales by any sublessee, concessionaire or licensee. However, Gross Sales shall not include (but Tenant shall keep separate records therefor as part of Tenant's Records): (a) returns to shippers or manufacturers, (b) proceeds from the sale of used trade fixtures, (c) any cash or credit refunds made upon any sale in or from the Premises where the merchandise is returned by the purchaser,
(d) any sales or excise tax imposed by any duly constituted governmental authority (provided that no income or franchise tax, capital stock tax, tax based upon gross receipts, assets or net worth, or similar tax shall be deducted from Gross Sales), and (e) the exchange of merchandise between the stores and warehouses of Tenant, if any, where such exchange of merchandise is made solely for the convenient operation of the business of Tenant and not for the purpose of consummating a sale that has theretofore been made in or from the Premises or for the purpose of depriving Landlord of the benefit of a sale that otherwise would be made in or from the Premises. No deduction shall be allowed for any uncollected or uncollectible amounts or reserves therefor, nor for cost of products or services sold, or other costs, charges or expenses of purchasing, financing, selling, transportation, overhead or taxes except as expressly provided herein. Trade-ins shall not reduce the sale price of the item sold for purposes hereof. Layaway, credit and installment sales shall be included in the month in which the goods or services are delivered or provided, or in which any portion of the payment is received, whichever first occurs, regardless of when or whether full payment is received.



     ARTICLE  4

     PAYMENT  OF  RENT,  RENT  TAXES  AND  PRORATIONS

     A. RENT AND RENT TAXES. Minimum Rent, Percentage Rent, Taxes, Center Expenses, Promotion Fund Charges, Media Fund Charges and any other amounts which Tenant is or becomes obligated to pay Landlord under this Lease are sometimes herein referred to collectively as "Rent", and all remedies applicable to the non-payment of Rent shall be applicable thereto. Rent shall be paid without any prior demand or notice therefor, and shall in all events be paid without any deduction, recoupment, set-off or counterclaim, and without relief from any valuation or appraisement laws. Tenant shall pay any rent tax, sales tax, service tax, transfer tax, value added tax, or any other applicable tax on the Rent, utilities or services herein or otherwise respecting this Lease or any other document entered in connection herewith. Landlord may apply payments received from Tenant to any obligations of Tenant then accrued, without regard to such obligations as may be designated by Tenant.

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     B. PRORATIONS. If the Term commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the Minimum Rent, monthly payments of estimated Taxes and Center Expenses, Promotion Fund Charge, Media Fund Charge and any other amounts payable on a monthly basis shall be prorated on a per diem basis for such partial calendar months. If the Minimum Rent is scheduled to increase under Article 1 other than on the first day of a calendar month, the amount for such month shall be prorated on a per diem basis to reflect the number of days of such month at the then current and increased rates, respectively. If the Term commences other than on January 1, or ends other than on December 31, Tenant's obligations to pay amounts towards actual Taxes and Center Expenses for such first or final calendar years shall be prorated on a per diem basis to reflect the portion of such years included in the Term. Prorations of Breakpoints for Partial Lease Years, and prorations for Lease Years containing two different Breakpoints for different periods, shall be as described in Article 3.



     ARTICLE  5

     TAXES  AND  CENTER  EXPENSES

     A. TAXES. Tenant shall pay Landlord an amount equal to Tenant's Proportionate Share of Taxes in the manner described below.

     B. CENTER EXPENSES. Tenant shall pay Landlord an amount equal to Tenant's Proportionate Share of Center Expenses in the manner described below.

See  Page  5A

     C. MANNER OF PAYMENT. Taxes and Center Expenses shall be paid in the following manner:

               (i) Landlord may reasonably estimate in advance the amounts Tenant shall owe for Taxes and Center Expenses for any full or partial calendar year of the Term. In such event, Tenant shall pay such estimated amounts, on a monthly basis, on or before the first day of each calendar month, together with Tenant's payment of Minimum Rent. Tenant shall pay initially and until further notice by Landlord the estimated amounts set forth in Article 1. Landlord may reasonably adjust the estimated amounts, including the initial estimated amounts set forth in Article 1, from time to time prior to the Commencement Date and during the Term.

               (ii) Within 180 days after the end of each calendar year, or as soon thereafter as practicable, Landlord shall provide a statement (the "Statement") to Tenant showing: (a) the amount of actual Taxes and Center Expenses for such calendar year, with a listing of amounts for major categories of Center Expenses, (b) any amount paid by Tenant towards Taxes and Center Expenses during such calendar year on an estimated basis, and (c) any revised estimate of Tenant's obligations for Taxes and Center Expenses for the current calendar year.

               (iii) If the Statement shows that Tenant's estimated payments were less than Tenant's actual obligations for Taxes and Center Expenses for such year, Tenant shall pay the difference. If the Statement shows an increase in Tenant's estimated payments for the current calendar year, Tenant shall pay the difference between the new and former estimates for the period from January 1 of the current calendar year through the month in which the Statement is sent. Tenant shall make such payments within ten (10) days after Landlord sends the Statement.

               (iv) If the Statement shows that Tenant's estimated payments exceeded Tenant's actual obligations for Taxes and Center Expenses, Tenant shall receive a credit for the difference against payments of Rent next due. If the Term shall have expired and no further Rent shall be due, Landlord shall refund such difference when Landlord sends the Statement.

     D. TAX REFUNDS, SUPPLEMENTAL BILLINGS AND FISCAL TAX YEARS. Tax refunds shall be deducted from Taxes in the year they are received by Landlord. If Taxes for any period during the Term or any extension thereof shall be increased after payment thereof by Landlord for any reason, including without limitation error, reassessment, or supplemental billing by applicable governmental or municipal authorities, Tenant shall pay Landlord within ten (10) days after notice Tenant's Proportionate Share of such increased Taxes. If any Taxes shall be paid based on assessments or bills by a governmental or municipal authority using a fiscal year other than a calendar year, Landlord may elect from time to time to bill Tenant and make adjustments: (i) based on such fiscal year, or (ii) based on tax payments becoming due during the subject calendar year without regard to such fiscal year.

     E. FINALITY OF STATEMENTS. Unless Tenant takes exception to any Statement by written notice to Landlord within thirty (30) days after Landlord provides such Statement to Tenant, such Statement shall be considered final and binding on Tenant. Tenant acknowledges that Landlord's ability to budget and incur expenses depends on the finality of such Statement, and accordingly agrees that time is of the essence of this Paragraph. If Tenant takes exception

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Article  5B.
------------

Notwithstanding anything contained in this Lease to the contrary, during the initial Term excluding any Extension Periods, the amount Tenant is obligated to pay on an annualized basis for Center Expenses shall not increase by more than four percent (4%) (the "Cap Percentage") from one Lease Year to the following Lease Year, provided, however, if for any one Lease Year to the following Lease Year the increase is less than the Cap Percentage, then the difference may be applied to any future increase(s) from one year to the next year such that the cap applicable to that future year-to-year increase(s) in Center Expenses may be higher than the Cap Percentage and, further, the amount of Center Expenses that falls outside the Cap Percentage for a year may be included in the unused portion of a future year's Cap Percentage.

Notwithstanding anything to the contrary set forth herein, there shall be no Cap Percentage on increases in Taxes included in Center Expenses, any insurance charges included in Center Expenses, or any utilities included in Center Expenses ("Excluded Costs"), such that Tenant shall pay increases in the Excluded Costs in accordance with the other terms of this Lease without any cap.

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to any matter contained in any Statement as provided herein, Landlord may refer the matter to an independent certified public accountant, whose certification as
                                                        ========================
to  the  proper  amount  shall  be  final
=========================================

or  professional  property  management  firm
 and binding as between Landlord and Tenant. Tenant shall promptly pay the cost of such certification unless such certification determines that Tenant was overbilled by more than 2%. Pending resolution of any such exceptions, Tenant shall continue paying Tenant's Proportionate Share of Taxes and Center Expenses in the amounts determined by Landlord, subject to adjustment between the parties after any such exceptions are resolved.

     F. GENERAL MATTERS. So long as Tenant's obligations hereunder are not materially adversely affected thereby, Landlord reserves the right to reasonably change, from time to time, the manner or timing of the foregoing payments. Although this Lease contemplates the computation of Taxes and Center Expenses on a cash basis, Landlord may make reasonable and appropriate accrual adjustments and Landlord reserves the right to change to a full accrual system of accounting. In lieu of providing one Statement covering Taxes and Center Expenses, Landlord may provide separate statements at the same or different times. No delay by Landlord in providing the Statement (or separate statements) shall be deemed a default by Landlord or a waiver of Landlord's right to require payment of Tenant's obligations for actual or estimated Taxes or Center Expenses.



     ARTICLE  6

     CONDITION  OF  PREMISES;  OPENING  FOR  BUSINESS

     Tenant agrees to accept the Premises, Center, and any Systems and Equipment serving the Premises "as is," without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements except as may be set  forth  on  Page  6A  or
     expressly  provided  in  Exhibit  B  hereto  or  elsewhere  in  this  Lease
     ===============================================
("Landlord's  Work").  Tenant
     ===              =======


set  forth  on  Page  6A  or
     expressly  provided  in  Exhibit  B  hereto  or  elsewhere  in  this  Lease
     ===============================================
("Landlord's  Work").  Tenant
     ===              =======

See  Page  6A
      shall on or before the Commencement Date: (i) completely remodel the Premises and install a new storefronts on two exterior facades of the Premises, one facing the Patio Area and one which will contain the main entrance into the Premises storefront,  storefront  sign  and  trade  fixtures  in and for the same in
     ==========
accordance with the other provisions of this Lease, including, without limitation, Article 7, Exhibits B and C and the Rules ("Tenant's Initial Work"), and (ii) open the Premises for business to the public, fully stocked and staffed and in compliance with all provisions of this Lease, including, without limitation, Article 8. Landlord may require that Tenant accept possession of the Premises and proceed with Tenant's Initial Work and/or the preparation and submission of plans therefor prior to the Commencement Date upon ten (10) days' advance notice. During any period that Tenant shall be permitted or
                =============================================================

The Premises shall have and maintain through-out the Term the appearance of a brewery.
      required to enter the Premises prior to the Commencement Date (to plan or perform Tenant's Initial Work), Tenant shall comply with all terms and provisions of this Lease, except those provisions requiring the payment of Rent (other than such charges as Landlord may impose under Article 7 or Exhibit B). The parties agree that Tenant's obligations under this Article go to the essence of the parties' agreement hereunder, and that any failure to perform such obligations will result in damages to Landlord that are extremely difficult and impractical to determine and for which Landlord's remedies at law will not be adequate. Accordingly, as a fair and reasonable estimate subject  to  Article  28R
     and liquidation of Landlord's damages and not a penalty, if Tenant fails to
     ========================================================
complete Tenant's Initial Work and open the Premises for business in the manner required herein by the tenth  (10th)  day  after  the

     Commencement  Date,  Tenant shall pay Landlord as additional Rent an amount
     ===========================================================================
equal  to  20%  of  the Minimum Rent then in effect prorated on a per diem basis
 ========
until  Tenant  completes  Tenant's  Initial  Work  and  so  opens  for business.
 ==
Acceptance by Landlord of such liquidated damages shall not be deemed permission
 ==
for Tenant to continue such violation, and shall not preclude Landlord from seeking any other remedy (other than damages) for such violation including, without limitation, specific performance or termination of this Lease or Tenant's right to possession as described in Article 22.



     ARTICLE  7

     TRADE  FIXTURES,  ALTERATIONS  AND  LIENS

     A. APPROVAL. Tenant shall not attach any fixtures, equipment or other items to the Premises or make any additions, changes, alterations or improvements to the Premises or the Systems and Equipment serving the Premises, including without limitation Tenant's Initial Work described in Article 6 and Exhibit B hereto (all such work referred to collectively herein as the "Work"), without the prior written consent of Landlord. Landlord shall not unreasonably withhold consent, except that Landlord reserves the right to withhold consent in Landlord's sole discretion for Tenant's Initial Work, and Work affecting the structure, safety or security of the Center or Premises, the Systems and Equipment, or the appearance of the Premises from any Common Areas.

     B. CONDITIONS. Landlord reserves the right to impose requirements as a condition of such consent or otherwise in connection with the Work, including without limitation, requirements that Tenant: (i) submit for Landlord's prior written approval detailed plans and specifications prepared by licensed and competent architects and engineers, (ii) submit for Landlord's prior written approval the names, addresses and background information concerning all contractors, subcontractors and suppliers, (iii) obtain and post permits, bonds, and additional insurance, (iv)

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Article  6.
-----------

          In addition to the Landlord's Work (and notwithstanding anything to the contrary with respect to Tenant's Work and Landlord's Work) set forth in Exhibit B, Landlord shall provide the following to the Premises prior to delivering the Premises to Tenant, at Landlord's cost and expense:

               1.     Frame.  The  structural  frame  of  the  building shall be
                      ------
complete (excluding pouring, grading, finishing and fireproofing the slab to make it ready for floor coverings, which work shall be performed by Tenant).

               2.     Building  Envelope.   The  building  envelope  shall  be
                      -------------------
complete, including all exterior walls of the two (2) exterior facades described in paragraph 4 below, windows in the two (2) exterior facades described in paragraph 4 below, flashing, fire safing, thermal insulation, and roofing.

               3.     Heating,  Ventilation,  and Air Conditioning.   A packaged
                      ---------------------------------------------
rooftop unit, sized by Landlord's engineer (currently estimated to be approximately 40-45 tons), with direct downshot, but Tenant shall supply and install the duct work.

               4.     Exterior  Facades.  The  two  (2)  exterior facades of the
                      -----------------
Premises, one (1) facing McBean Parkway and one (1) facing Town Center Drive, will be constructed in accordance with the Working Drawings approved by Landlord.

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submit contractor, subcontractor and supplier lien waivers, (v) use union labor,
                                                                               =
and  (vi)  comply
=================

(if required by Law or required to avoid or end labor disputes, strikes or work stoppages)
reasonable
with  such  other  requirements as Landlord may impose concerning the manner and
=================
times  in which such Work shall be done and other aspects of the Work.  Landlord
==
may  require  that  all  Work  be  performed  under  Landlord's supervision.  If
Landlord consents or supervises, or recommends any suppliers, contractors, architects, or engineers, the same shall not be deemed a warranty as to the adequacy of the design, workmanship or quality of materials, or compliance of the Work with any Laws.

     C.     PERFORMANCE  OF  WORK.  All  Work  shall  be  performed:  (i)  in  a thoroughly first class, professional and workmanlike manner, (ii) only with materials that are new, high quality, and free of material defects, (iii) strictly in accordance with plans and specifications approved by Landlord in advance in writing, (iv) not to adversely affect the Systems and Equipment or the structure of the Center, (v) diligently to completion and so as to cause the least possible interference with other tenants and the operation of the Center, and (vi) in compliance with all Laws and other provisions of this Lease, including without limitation, Exhibit B and the Rules attached hereto as Rider One. If Tenant fails to perform the Work as required herein or the materials supplied fail to comply herewith or with the specifications approved by Landlord, and Tenant fails to cure such failure  within 72 hours after notice by Landlord (except that notice shall
     ===============
not be required in emergencies), Landlord shall have the right to stop the Work until such failure is cured (which shall not be in limitation of Landlord's other remedies and shall not serve to abate the Rent or Tenant's other obligations under this Lease).

     D. LIENS. Tenant shall keep the Center, Premises and this Lease free from any mechanic's, materialman's or similar liens or encumbrances, and any claims therefor, in connection with any Work. Tenant shall give Landlord notice at least ten (10) days prior to the commencement of any Work (or such additional time as may be necessary under applicable Laws), to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such claim, lien or encumbrance by bond or otherwise within twenty (20) days after notice by Landlord. If Tenant fails to do so, Landlord may pay the amount or take such other action as Landlord deems necessary to remove such claim, lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid and costs incurred by Landlord shall be deemed additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to the Center or Premises to any such notices, liens or encumbrances whether claimed by operation of statute or other Law or express or implied contract. Any claim to a lien or encumbrance upon the Center or Premises arising in connection with any Work shall be null and void, or at Landlord's option shall attach only against Tenant's interest in the Premises and shall in all respects be subordinate to Landlord's title to the Center and Premises.

     E. LANDLORD'S FEES AND COSTS. Tenant shall pay Landlord a reasonable fee to cover for
     Landlord's  overhead  and  out-of-pocket  costs,  including the cost of any
     ===============================================
outside  engineer,
       ===========
structural
      architect or consultant, in reviewing Tenant's plans and specifications and performing any if Tenant's Work will affect the structure or life safety systems of the Premises or Center supervision  of  the  Work, and such fees as Landlord may reasonably impose
     ==========================
for utilities, trash removal, temporary barricades and other matters in connection with the Work, or such fees therefor (if any) set forth in Exhibit B hereto.



     ARTICLE  8

     USE  AND  OPERATING  REQUIREMENTS

     A. USE; COMPLIANCE WITH LAWS. Tenant shall use the Premises for the purposes specified in Article 1 (and Tenant shall use the Premises for all the purposes  specified  therein),
                            ==

, provided that with respect to the items listed on the Menu attached as Exhibit D, Tenant shall not be required to serve all such menu items at one time, but instead shall be permitted to serve only a majority of such items at any one time


, provided that with respect to the items listed on the Menu attached as Exhibit D, Tenant shall not be required to serve all such menu items at one time, but instead shall be permitted to serve only a majority of such items at any one time and for no other purpose whatsoever, subject to and in compliance with all other provisions of this Lease, including without limitation the Rules attached as Rider One hereto. Tenant shall comply with all Laws relating to the Premises and Tenant's use thereof, including without limitation, Laws requiring the Premises to be closed on Sundays or any other days or hours, health, safety and building codes, and any permit or license requirements. Landlord makes no representation that the Premises are suitable for Tenant's purposes.

     B. REQUIRED HOURS. Tenant agrees to continuously operate and conduct its business in one hundred percent (100%) of the Premises during the Required Hours. "Required Hours" herein shall mean those hours established from time to time by Landlord for the Center in general, in Landlord's sole discretion; provided, Landlord shall not require that Tenant open for business before 11:00 a.m. or remain open after 10:00 p.m., except: (i) for holiday,
     ======
seasonal or other special sales or promotions, or (ii) when at least one Major or a majority of the tenants at the beyond  12:00  a.m.
     Center  will  be  open.  If  Tenant  desires to operate the Premises during
     ====================================================================
additional hours beyond those required by Landlord hereunder, Tenant shall first obtain Landlord's written approval (which may be withheld in Landlord's sole discretion), and Tenant shall pay all additional costs and expenses and Landlord's reasonable charges in connection therewith, including, without limitation, any additional utilities, security services, cleaning and trash removal. Without limiting the generality of the foregoing, Landlord reserves the right to close the Center on holidays or certain hours of holidays, including without limitation, New Year's Day, Easter, Thanksgiving and Christmas.

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     C. REQUIRED OPERATIONS. Tenant shall conduct its business at all times in a first-class, professional and businesslike manner consistent with reputable business standards and practices, and such that a high reputation of the Center is developed and enhanced. Tenant shall operate the Premises continuously, actively and diligently in a good faith manner designed to maximize Gross Sales. Tenant shall keep the Premises adequately staffed with well-trained personnel for efficient first class service, and adequately stocked with new "in season" merchandise in good condition and displayed in a professional and tasteful manner. Tenant agrees that storage and office space in the Premises shall be limited to that necessary for, and used in conjunction with, the business provided in Article 1 to be conducted in the Premises. Sales and services permitted under Article 1 shall be provided only on a retail basis to the general public. Tenant shall not use the Premises for catalogue sales.

     D. TRADE NAME AND RADIUS RESTRICTIONS. Tenant shall conduct Tenant's business only under the trade name set forth in Article 1. Tenant and Tenant's affiliates, owners and subsidiaries shall not directly or indirectly own, operate, control, engage or have a financial interest in any business similar to that authorized to be conducted hereunder (including a department or concession in another store), or use or permit the use of the same or similar trade names, within the area set forth in Article 1, provided, however, that nothing herein shall prevent the operation of any of Tenant's existing stores under their present trade names, or require that Tenant violate any Law.

     E. VIOLATION OF REQUIREMENTS. The parties agree that Tenant's obligations under this Article go to the essence of the parties' agreement hereunder, and that any failure to perform such obligations will result in damages to Landlord that are extremely difficult and impractical to determine and for which Landlord's remedies at law will not be adequate. Accordingly, as a fair and reasonable estimate and liquidation of Landlord's damages and not a penalty, if Tenant fails to perform any obligations under this Article during any portion of any day of the Term, Tenant shall pay Landlord as additional Rent an amount equal to 40% of the Minimum
     ========================================================
Rent then in effect prorated on a per diem basis. Acceptance by Landlord of such liquidated damages shall not be deemed permission for Tenant to continue such violation, and shall not preclude Landlord from seeking any other remedy (other than damages) for such violation including, without limitation, specific performance or termination of this Lease or Tenant's right to possession as described in Article 22.



     ARTICLE  9

     PROMOTION  OF  CENTER  AND  TENANT'S  BUSINESS

     A. PROMOTION FUND. Tenant shall pay Landlord the monthly Promotion Fund Charge set forth in Article 1, subject to increases as described below (the fund created by such charges and any similar charges paid by other tenants or parties shall be referred to herein as the "Promotion Fund"). Landlord shall use the Promotion Fund to promote, advertise and market the Center through television, radio, newspaper or other media, or through other non-media promotions or events. Although Landlord may appoint a committee of representatives from one or more tenants or Majors to advise Landlord concerning the use of the Promotion Fund, Landlord reserves the right to use the Promotion Fund for the foregoing purposes in Landlord's sole discretion. Tenant shall also pay a non-recurring supplemental Promotion Fund Charge equal to the amount set forth in Article 1K. upon Tenant's execution of this Lease

     B. MERCHANTS' ASSOCIATION. Landlord may, from time to time in Landlord's sole discretion, require that Tenant participate in a merchants' association for the Center sponsored or designated by Landlord. In such case:
(a) Tenant shall participate as an active member in such association, (b) Tenant shall continue to pay the Promotion Fund Charge to Landlord, and such Promotion Fund Charge shall be deemed to satisfy any obligations of Tenant to pay regular monthly dues to such association, (c) Landlord shall turn over such Promotion Fund Charge to the association, or at Landlord's option shall continue to use the same or a portion thereof in conjunction with or on behalf of the association for the purpose of promoting, advertising and marketing the Center, and (d) Tenant shall pay any special assessments and participate in any joint at  no  additional  cost  to  Tenant
     advertising  or promotional events sponsored by such association, and shall
     ================================================================
comply  with  all  other  requirements  of  such  association.

     C. MEDIA FUND; JOINT ADVERTISING. Tenant shall pay Landlord the monthly Media Fund Charge set forth in Article 1, subject to increases as described below (the fund created by such charges and any similar charges paid by other tenants or parties shall be referred to herein as the "Media Fund"). Landlord shall use the Media Fund to supplement any Promotion Fund or in order to promote, advertise and market the Center through television, radio, newspaper or other electronic or print media, in Landlord's sole discretion. Landlord may, from time to time in Landlord's sole discretion and until further notice, reduce the Media Fund Charge and in lieu thereof require that Tenant spend an amount not exceeding such reduction on joint advertising prepared, established, sponsored or required for the Center by Landlord (with such design and content as Landlord shall reasonably approve in advance).

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     D. PAYMENTS, INCREASES, AND UNUSED FUNDS. Tenant shall pay the Promotion Fund Charge and Media Fund Charge in advance on or before the first day of each calendar month during the Term. The Promotion Fund Charge and Media Fund Charge shall be subject to increases effective each January 1 during the Term or at such other times as Landlord may reasonably determine. Landlord shall determine each increase based on the percentage increase in the CPI from the Commencement Date through the latest date for which a current index is available prior to the scheduled increase. Notwithstanding the foregoing, in the case of the Media Fund Charge, Landlord may use the percentage increase in the electronic, print and outdoor advertising rates of the media utilized by Landlord over such rates for the preceding year in the media market in which the Center is located. In no event shall the Promotion Fund Charge or Media Fund Charge ever be reduced, even if the CPI or advertising rates decrease for any given period. Any amounts of the respective Funds remaining after the end of any calendar year shall be used by Landlord in subsequent years, and Landlord shall have no obligation to refund any unused amounts to Tenant after expiration of this Lease or otherwise whatsoever.

     E. TENANT ADVERTISING. In order to help maximize Gross Sales, Tenant agrees to spend an amount equal to at least two percent (2%) of Tenant's Gross Sales to advertise Tenant's business in the Premises in the market area in which the Center is located during each Lease Year. Such amount shall be in addition to the Promotion Fund Charge and Media Fund Charge. Tenant shall provide Landlord with evidence of such advertising costs as Landlord shall reasonably request from time to time. In any of Tenant's advertising and publicity programs in the market area in which the Center is located, Tenant shall include the Premises so as to receive at least as much publicity as other stores owned or operated by Tenant in such market area. All references to Landlord or the Center in such programs shall be in good taste and shall identify the Center by the name designated by Landlord from time to time.

     F. LANDLORD'S EXPENSES. Landlord shall be reimbursed out of the Promotion Fund or by any merchants' association for all costs and expenses incurred by Landlord in administering such Funds or in providing services to such association, including without limitation, costs for performing or procuring services for audits, tax filings and bookkeeping, and the compensation, benefits and related expenses for a marketing director and staff, rental value of space in the Center used by the same, all office equipment, utilities and supplies, postage and travel expenses in connection therewith, and the cost of all Center advertisements and promotional and marketing activities and events.



     ARTICLE  10

     UTILITIES

     A. UTILITIES PROVIDED BY TENANT. Tenant shall: (i) make application in Tenant's own name for all utilities not provided by Landlord, (ii) comply with all utility company regulations for such utilities, including requirements for the installation of meters, and (iii) obtain such utilities directly from, and pay for the same when due directly to, the applicable utility company. The term "utilities" for purposes hereof shall include but not be limited to electricity, gas, water, sewer, steam, fire protection, telephone and other communication and alarm services, HVAC, and all taxes or other charges thereon. Tenant shall install and connect all equipment and lines required to supply such utilities to the extent not already available at or serving the Premises, or at Landlord's option shall repair, alter or replace any such existing items (or Tenant shall share the costs thereof for any HVAC unit or hot water heater shared with other tenants as described in Article 11). Tenant shall maintain, repair and replace all such items, operate the same, and keep the same in good working order and condition, as further provided in Article 11. Tenant shall not install any equipment or fixtures, or use the same, so as to exceed the safe and lawful capacity of any utility equipment or lines serving the same. The installation, alteration, replacement or connection of any utility equipment and lines shall be subject to the requirements for alterations of the Premises set forth in Article 7. Tenant shall ensure that all HVAC equipment is installed and operated at all times in a manner to prevent roof leaks, damage, or noise due to vibrations or improper installation, maintenance or operation. Tenant shall at all times keep the Premises sufficiently heated or air-conditioned such that heated or chilled air is not drawn to or from the Premises.

     B. UTILITIES PROVIDED BY LANDLORD. Landlord reserves the right from time to time to provide any or all utilities to the Premises. In such case, Tenant shall pay such charges as Landlord may establish from time to time, which Landlord may determine on a per square foot basis applicable to the square footage of the Premises as a monthly charge, or which Landlord may determine based on the quantity of utilities used or consumed at the Premises on a monthly or other regular basis. Such charges shall not exceed the rates, if any, that Landlord is permitted to charge pursuant to applicable Law. In addition, if Landlord establishes charges based on consumption or use: (i) such charges shall not be in excess of the rate that Tenant would be charged directly by the utility company serving the general area in which the Center is located, (ii) if the Premises are separately metered for such utilities, Tenant shall pay for amounts of such utilities based on such meters, and (iii) if the Premises are not separately metered for such utilities, Tenant shall pay for amounts of such utilities based on the reasonable estimates of Landlord's engineer or consultant, or at Landlord's election, shall pay Landlord's cost for installing separate meters, and shall thereafter pay based on such meters. If no such charges are established by Landlord, then the cost of such utilities shall be included as part of Center Expenses. Except to the extent prohibited by applicable Law, Landlord may also impose a reasonable administrative

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charge to cover meter-reading and other overhead expenses. All such charges shall be payable as additional Rent ten (10) days after billed by Landlord. Landlord may discontinue providing any utilities then being provided by Landlord upon ten (10) days' advance written notice to Tenant (in which case Tenant shall obtain such utilities directly from the applicable utility company). If
Landlord supplies ventilated air or chilled or heated air or water for air-conditioning or heating of the Premises, Landlord may nevertheless require that Tenant at Tenant's expense maintain, repair and replace any portion of the systems and equipment therefor exclusively serving the Premises, including without limitation any air handling equipment, ductwork and lines.

     C. INTERRUPTIONS. Landlord does not warrant that any utilities provided by Landlord will be free from shortages, failures, variations, or interruptions caused by repairs, maintenance, replacements, improvements, alterations,  changes  of  service,  strikes,  lockouts,  labor  controversies, accidents, inability to obtain services, fuel, steam, water or supplies, governmental requirements or requests, or other causes beyond Landlord's reasonable control. None of the same shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord in no event
                                                          ======================
shall  be  liable  for
    ==================

See  Page  10A

      damages by reason of such shortage, failure, variation, or interruption, including without limitation, loss of profits, business interruption or other incidental or consequential damages.



     ARTICLE  11

     MAINTENANCE  AND  REPAIR  OF  PREMISES

     A. TENANT MAINTENANCE AND REPAIRS. Tenant shall keep the Premises in good working order, repair and condition (which condition shall also be clean, sanitary, sightly and free of pests and rodents, and which repairs shall include necessary replacements and capital expenditures and compliance with all Laws now or hereafter adopted), except to the extent provided to the contrary in Article 14 respecting casualty damage. Tenant's obligations hereunder shall include but not be limited to Tenant's trade fixtures and equipment, security gates, ceilings, walls, storefront, entrances, signs, interior decorations, floor-coverings, wall-coverings, entry and interior doors, exterior and interior glass, plumbing fixtures, light fixtures and bulbs, keys and locks, fire extinguishers and fire protection systems, and equipment and lines for water, sewer (including free flow up to the common sewer line), HVAC, electrical, gas, steam, sprinkler and mechanical facilities, and other systems and equipment which serve the Premises exclusively whether located within or outside the Premises, and all alterations and improvements to the Premises whether installed by Landlord or Tenant. Tenant shall also at Landlord's option perform or reimburse Landlord for any repairs, maintenance and replacements to areas of the Center outside the Premises caused as a result of moving any furniture, fixtures, or other property to or from the Premises, or otherwise caused by Tenant or any other occupant of the Premises, or any of their employees, agents, invitees or contractors. Any repairs or other work by Tenant hereunder shall be deemed "Work" under Article 7, and shall be subject to all of the requirements thereunder, including Landlord's prior written approval. Tenant shall provide Landlord with evidence that any Work required hereunder has been performed from time to time within five (5) days after Landlord's request therefor.

     B. HVAC MAINTENANCE. If the Premises are served exclusively by any HVAC units or other systems or equipment, Tenant shall enter annual, written maintenance contracts with competent, licensed contractors reasonably approved or designated by Landlord. Such contracts shall include, and Tenant shall require that such contractors provide: (i) inspection, cleaning and testing at least monthly for HVAC units and semi-annually for other systems and equipment (or more frequently if required by applicable Law or if reasonably required by Landlord), (ii) any servicing, maintenance, repairs and replacements of filters, belts or other items determined to be necessary or appropriate as a result of such inspections and tests, or by the manufacturers' warranty, service manual or technical bulletins, or otherwise required to ensure proper and efficient operation, including emergency work, (iii) all other work as shall be reasonably required by Tenant, Landlord or Landlord's insurance carriers, (iv) a detailed record of all services performed, and (v) an annual service report at the end of each calendar year (Tenant shall provide Landlord with a copy of such annual reports promptly upon Tenant's receipt thereof). Not later than thirty (30) days prior to the Commencement Date and annually thereafter, Tenant shall provide Landlord with a copy of all maintenance contracts required hereunder, and written evidence reasonably satisfactory to Landlord that the annual fees therefor have been paid. Such maintenance contracts represent part of Tenant's obligations under this Article, and shall not be deemed to limit Tenant's general obligations to keep any HVAC equipment and other systems and equipment hereunder in good working order, repair and condition as further described in Paragraph A, above.

     C. SHARED EQUIPMENT. If the Premises are served by one or more HVAC units or other such systems or equipment that also serve one or more other tenants, Tenant shall at Landlord's option made by Landlord from time to time in writing either: (a) make arrangements directly with such other tenant or tenants to reasonably share responsibility and expenses for inspection, maintenance, repairs, operation and replacements of such items, or (b) reimburse Landlord for Tenant's reasonable share of all costs incurred by Landlord in making such arrangements or performing such work (such share to be based on the ratio of the square footage of the Premises to the square footage of the areas leased to such other tenant or tenants, or at Landlord's option such other factors as Landlord shall deem reasonable).

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Article  10C.
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Notwithstanding anything to the contrary contained in Article 10C., if, as a result of the negligence of Landlord, its agents or employees, there is an interruption or discontinuance in the furnishing by Landlord of any utilities to the Premises which results in Tenant being unable to operate at the Premises, and Tenant is closed at the Premises, for a period in excess of three (3) consecutive full days after notice to Landlord by Tenant, the Minimum Rent required under this Lease shall abate from the end of such period until the earlier of the date Tenant reopens at the Premises or such time as utility service is restored such that Tenant is again reasonably able to operate at the Premises, except such abatement shall not apply to the extent such Rent is reimbursable by rent (or business interruption) insurance carried by, or required to be carried by, Tenant.

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     D. LANDLORD MAINTENANCE AND REPAIRS. Landlord shall keep the roof above, foundation, exterior walls other than storefront, common utility lines to the point of connection for Tenant, and structural portions of the Premises in good working order and repair (the cost of which shall be included in Center Expenses, to the extent described in Article 28), provided that Tenant shall give Landlord reasonable prior notice of the necessity for such repairs, and further provided that any damage thereto shall not have been caused by any act or omission of, or violation of this Lease by, Tenant or any other occupant of the Premises, or any of their employees, agents, invitees or contractors, in which event Landlord may perform or require that Tenant perform such repairs as provided above (without limiting Landlord's other remedies therefor).



     ARTICLE  12

     COMMON  AREAS

     A. USE OF COMMON AREAS. Tenant may use the Common Areas to which, and for the purposes for which, other tenants at the Center are given access during the Term, subject to the following conditions:

     (1) The Common Areas shall be used by Tenant and Tenant's employees and invitees on a non-exclusive basis in common with employees and invitees of Landlord and other tenants and parties to whom the right to use the Common Areas has been or is hereafter granted.

     (2) Tenant shall not directly or indirectly conduct business in the Common Areas or make any use of the Common Areas which interferes in any way with the use of the Common Areas by other parties.

     (3) Tenant's use of the Common Areas shall be subject to the other provisions of this Lease, including without limitation, the Rules attached as Rider One hereto.

     (4) Tenant's right to use the Common Areas shall terminate upon the expiration or earlier termination of this Lease or Tenant's right to possession of the Premises.

     B. COMMON AREA MAINTENANCE AND CONTROL. Landlord shall administer, operate, clean, maintain and repair the Common Areas, and Tenant shall pay Tenant's Proportionate Share of Landlord's costs therefor as part of Center Expenses. Landlord reserves the right at all times to determine the nature and extent of all Common Areas, and shall have exclusive control and management thereof (except to the extent that Majors or other parties own or control portions thereof). Landlord shall have the right to close all or a portion of the Common Areas to discourage non-customer parking or prevent a dedication thereof to public use or otherwise prevent the acquisition of public rights in such areas, and shall have the right to take such other actions as are further described in Article 21. Landlord reserves the right to use, permit or deny the use of the Common Areas for any purpose which in Landlord's sole opinion may be in the best interests of the Center, including without limitation promotions, events, exhibits, displays, shows and other activities.

     C. INTERRUPTION OF SERVICES OR USE. Landlord does not warrant that any services to, or any use of, the Common Areas will be free from shortages, failures, variations, or interruptions caused by repairs, maintenance, replacements, improvements, alterations, changes of service, strikes, lockouts, labor controversies, accidents, inability to obtain services, fuel, steam, water or other utilities or supplies, governmental requirements or requests, or other causes beyond Landlord's reasonable control. None of the same shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord in no event shall be liable for damages by reason of such shortages, failures, variations or interruptions, including without limitation loss of profits, business interruption or other incidental or consequential damages.

     D. DEFINITION OF COMMON AREAS. The term "Common Areas" herein means all areas of the Center which are now or hereafter made available by Landlord from time to time for the general use or benefit of Landlord, any Majors, other tenants at the Center, other parties to whom the right to use the Common Areas has been or is hereafter granted, and their employees and invitees, as such areas currently exist and as they may be changed from time to time. The Common Areas may, at Landlord's election, include areas in adjoining properties which are or become available to Landlord, tenants, employees and invitees of the Center and which are maintained with the Common Areas under any reciprocal easement agreement, operating agreement or other such agreement now or hereafter in effect. Without limiting the generality of the foregoing, the Common Areas may include, as designated by Landlord from time to time, any parking areas and structures (whether in tiers or at, above or below grade), mall enclosures and roofs covering Center buildings, entrances, sidewalks, streets or roadways, passageways, concourses, courts, arcades, service corridors, loading platforms and truck docks, delivery areas, escalators and elevators, ramps, stairs, landscaped and vacant areas, public bathrooms, information and telephone booths, directory signs and equipment, common lighting facilities, drainage areas, lounges and shelters, package pick-up stations, drinking fountains, public comfort and first aid stations, public meeting rooms, auditoriums, bus stops, taxi stands, and all furniture, decorations, fixtures, improvements, Systems and Equipment, and other facilities, located in or serving any of the foregoing, except to the extent reserved for use by one or more designated tenants.

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     ARTICLE  13

     INSURANCE,  SUBROGATION,  AND  WAIVER  OF  CLAIMS

     A. REQUIRED INSURANCE. Tenant shall maintain during the Term: (i) commercial general liability insurance, with a contractual liability endorsement covering Tenant's indemnity obligations under this Lease, and with limits of not less than $2,000,000 combined single limit for personal injury, bodily injury or death, or property damage or destruction (including loss of use thereof) per occurrence, (ii) workers' compensation insurance as required by statute, and employer's liability insurance in the amount of at least $500,000 per occurrence, (iii) plate glass insurance covering all plate glass in the Premises and the storefront therefor, and (iv) "all-risk" property damage insurance covering Tenant's inventory, personal property, business records, furniture, floor coverings, fixtures and equipment, and all Work installed by Tenant for damage or other loss caused by fire or other casualty or cause including, but not limited to, vandalism and malicious mischief, theft, explosion, business interruption, and water damage of any type, including sprinkler leakage, bursting and stoppage of pipes. All insurance required hereunder shall be
                                   =============================================
provided  by
     =======

See  Page  12A

      responsible insurers rated at least A and 10 in the then current edition of Best's Insurance Guide and shall be licensed in the State in which the Center is located. Tenant's property damage insurance shall include full replacement cost coverage and the amount shall satisfy any coinsurance requirements under the applicable policy. Tenant's insurance shall be primary, and any insurance maintained by Landlord or any other additional insureds hereunder shall be excess and noncontributory. Landlord shall have the right to reasonably increase the amount or expand the scope of insurance to be maintained by Tenant hereunder from time to time.

     B. CERTIFICATES, SUBROGATION AND OTHER MATTERS. Tenant shall provide Landlord with certificates evidencing the coverage required hereunder (and, with respect to liability coverage showing Landlord and Landlord's managing agent for the Center and others designated by Landlord as additional insureds, and with respect to leasehold improvements showing Landlord as an additional named insured). Tenant shall provide such certificates prior to the Commencement Date or Tenant's possession of the Premises or construction of improvements therein (whichever first occurs). Tenant shall provide renewal certificates to Landlord at least thirty (30) days prior to expiration of such policies. Such certificates shall state that the coverage may not be changed or cancelled without at least thirty (30) days' prior written notice to Landlord. The parties mutually hereby waive all rights and claims against each other for all losses covered by their respective insurance policies, and waive all rights of subrogation of their respective insurers. The parties agree that their respective insurance policies are now, or shall be, endorsed so that such waivers of subrogation shall not affect their respective rights to recover thereunder.

     C. WAIVER OF CLAIMS. Except for claims arising from Landlord's intentional or grossly negligent acts that are not covered by Tenant's insurance hereunder, Tenant waives all claims against Landlord for injury or death to persons, damage to property or to any other interest of Tenant sustained by Tenant or any party claiming through Tenant resulting from: (i) any occurrence in or upon the Premises, (ii) leaking of roofs, bursting, stoppage or leaking of water, gas, sewer or steam pipes or equipment, including sprinklers, (iii) wind, rain, snow, ice, flooding, freezing, fire, explosion, earthquake, excessive heat or cold, fire or other casualty, (iv) the Center, Premises, Systems or Equipment being defective, out of repair, or failing, and (v) vandalism, malicious mischief, theft or other acts or omissions of any other parties including without limitation, other tenants, contractors and invitees at the Center. To the extent that Tenant is required to or does carry insurance hereunder, Tenant agrees that Tenant's property loss risks shall be borne by such insurance, and Tenant agrees to look solely to and seek recovery only from its insurance carriers in the event of such losses; for purposes hereof, any deductible amount shall be treated as though it were recoverable under such policies.



     ARTICLE  14

     CASUALTY  DAMAGE

     A. RESTORATION BY LANDLORD. If the Premises shall be damaged by fire or other casualty, Landlord shall use available insurance proceeds to repair the Premises, except that Landlord shall not be required to repair or replace any of Tenant's furniture, furnishings, fixtures or equipment, or any alterations or improvements in excess of any Landlord's Work under Exhibit B hereto, and Landlord's obligations shall be subject to any governmental requirements or requirements of any Lender and such Lender's right to control, apply or withhold such insurance proceeds. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof.

     B. RESTORATION BY TENANT. If Landlord repairs the Premises as provided herein, Tenant shall repair and replace Tenant's Work, all items required to be insured by Tenant hereunder, and all other items required to restore the Premises to the condition required under Article 11 of this Lease. Tenant shall commence such work within ten (10) days following substantial completion by Landlord of any repairs required by Landlord hereunder and shall proceed diligently therewith to completion. Tenant's work hereunder shall constitute "Work" under Article 7 and shall be subject to all of the provisions thereof. Tenant may close the Premises for business to the extent reasonably required in connection with such Work.

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Article  13A.
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Tenant shall obtain at its expense all liquor licenses, and any other licenses and permits, required by Law or otherwise necessary for serving and selling alcoholic beverages at the Premises and shall maintain said licenses and permits in full force and effect for as long as Tenant serves alcoholic beverages at the Premises. During any periods that Tenant serves or sells alcoholic beverages at the Premises, Tenant shall, in addition to all other insurance Tenant is required to procure under this Lease, obtain and maintain in full force "dram shop" or liquor liability insurance coverage in an amount of at least Two Million Dollars ($2,000,000) naming Landlord, and such other parties as Landlord designates, as additional insureds. Said insurance shall comply with all other insurance requirements set forth in Article 13.

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     C. ABATEMENT OF RENT. Landlord shall allow Tenant a proportionate abatement of Minimum Rent from the date of the casualty through the date that Landlord substantially completes Landlord's repair obligations hereunder (or the date that Landlord would have substantially completed such repairs, but for delays by Tenant, its agents, employees, invitees, Transferees and contractors), provided such abatement: (i) shall apply only to the extent the Premises are untenantable for the purposes permitted under this Lease and not used by Tenant as a result thereof, based proportionately on the square footage of the Premises so affected and not used, and (ii) shall not apply if Tenant or any other occupant of the Premises, or any of their employees, agents, invitees or contractors cause the damage.

     D. TERMINATION OF LEASE. Notwithstanding the foregoing to the contrary, Landlord may elect to terminate this Lease, if the Center is materially damaged by Tenant or any other occupant of the Premises, or any of their agents, employees, invitees or contractors, or if the Center is damaged by fire or other casualty or cause such that: (a) more than 25% of the Premises is affected by the damage, (b) the damage occurs less than one year prior to the end of the Term, (c) any Lender requires that the insurance proceeds or any portion thereof be applied to the Mortgage debt (or terminates the ground lease, as the case may be), or the damage is not fully covered by Landlord's insurance policies, or (d) in Landlord's reasonable opinion, the cost of the repairs, alterations, restoration or improvement work would exceed 25% of the replacement value of the Center or of the portion thereof owned or ground leased by Landlord (whether or not the Premises are affected). In any such case, Landlord may terminate this Lease by notice to Tenant within 120 days after the date of damage (such termination notice to include a termination date providing at least thirty (30) days for Tenant to vacate the Premises). Tenant agrees that Landlord's obligation to restore, and the abatement of Rent provided herein, shall be Tenant's sole recourse in the event of such damage, and waives any other rights Tenant may have under any applicable Law to terminate this Lease by reason of damage to the Premises or Center.



     ARTICLE  15

     CONDEMNATION

     If at least 25% of the rentable area of the Premises shall be taken by power of eminent domain or condemned by a competent authority or by conveyance in lieu thereof for public or quasi-public use ("Condemnation"), including any temporary taking for a period of one year or longer, this Lease shall terminate on the date possession for such use is so taken. If: (i) less than 25% of the Premises is taken, but the taking includes a material portion of the Center or of the portion thereof owned or ground leased by Landlord, or (ii) the taking is temporary and will be in effect for less than one year but more than thirty (30) days, then in either such event, Landlord may elect to terminate this Lease upon at least thirty (30) days' prior written notice to Tenant. The parties further agree that: (a) if this Lease is terminated, all Rent shall be apportioned as of the date of such termination or the date of such taking, whichever shall first occur, (b) if the taking is temporary, Rent shall be abated for the period of the taking (but the Term shall not be extended thereby), and (c) if this Lease is not terminated but any part of the Premises is taken, the Minimum Rent, Breakpoint, Taxes, Center Expenses, and Promotion Fund Charge shall be proportionately abated based on the square footage of the Premises so taken. Landlord shall be entitled to receive the entire award or payment in connection with such Condemnation and Tenant hereby assigns to Landlord any interest therein for the value of Tenant's unexpired leasehold estate or any other claim and waives any right to participate therein, except that Tenant shall have the right to file any separate claim available to Tenant for moving expenses and any taking of Tenant's personal
                    ==========

leasehold improvements installed by Tenant (minus the Construction Allowance set forth in Rider Four), property, provided such award is separately payable to Tenant and does not diminish the award available to Landlord or any Lender.



     ARTICLE  16

     RETURN  OF  POSSESSION

     At the expiration or earlier termination of this Lease or Tenant's right of possession, Tenant shall surrender possession of the Premises in broom-clean condition and good repair, free of debris, and otherwise in the condition required under Article 11, and shall ensure that all signs, vaults, safes, shelving, showcases, mirrors, and movable trade fixtures and personal property have been removed therefrom (subject to Article 36) and that any damage caused thereby has been repaired. All leasehold improvements and other fixtures, such as light fixtures and HVAC equipment, plumbing fixtures, hot water heaters, fire suppression and sprinkler systems, wall coverings, carpeting and drapes, in or serving the Premises, whether installed by Tenant or Landlord, shall be Landlord's property and shall remain, all without compensation, allowance or credit to Tenant. However, if prior to such termination or within thirty (30) days thereafter Landlord so directs by notice, Tenant shall promptly remove such of the foregoing items as are designated in such notice and repair any damage to the Premises caused by such removal. If Tenant shall fail to perform any repairs or restoration, or fail to remove any items from the Premises as required hereunder, Landlord may do so, and Tenant shall pay Landlord the cost thereof upon demand. All property removed from the Premises by Landlord hereunder may be handled, discarded or stored by Landlord at Tenant's expense, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. All such property shall at Landlord's option be conclusively deemed to have been conveyed by Tenant to Landlord as if by bill of sale without payment by Landlord. If Landlord arranges for storage of any such property, Landlord shall have a lien against such property for costs incurred in removing and storing the same.

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     ARTICLE  17

     HOLDING  OVER

     Tenant shall pay Landlord 200% of the amount of Rent then applicable prorated on a per diem basis for each day Tenant shall retain possession of the Premises or any part thereof after expiration or earlier termination of this Lease, together with all damages sustained by Landlord on account thereof. The foregoing provisions shall not serve as permission for Tenant to hold-over, nor serve to extend the Term (although Tenant shall remain a tenant at sufferance, bound to comply with all provisions of this Lease until Tenant vacates the Premises). Landlord shall have the right, at any time after expiration or earlier termination of this Lease or Tenant's right to possession, to reenter and possess the Premises and remove all property and persons therefrom, and Landlord shall have such other remedies for holdover as may be available to Landlord under other provisions of this Lease or applicable Laws.



     ARTICLE  18

     SUBORDINATION,  ATTORNMENT  AND  MORTGAGEE  PROTECTION

     This Lease is subject and subordinate to all Mortgages now or hereafter placed upon the Center, and all other encumbrances and matters of public record applicable to the Center, including without limitation, any reciprocal easement or operating agreements, covenants, conditions and restrictions (and Tenant shall not act or permit the Premises to be operated in violation thereof). If any foreclosure or power of sale proceedings are initiated by any Lender or a deed in lieu is granted (or if any ground lease is terminated), Tenant agrees, upon written request of any such Lender or any purchaser at such sale, to attorn and pay Rent to such party and to execute and deliver any instruments necessary or appropriate to evidence or effectuate such attornment. In the event of attornment, no Lender shall be: (i) liable for any act or omission of Landlord, or subject to any offsets or defenses which Tenant might have against Landlord (prior to such Lender becoming Landlord under such attornment), (ii) liable for any security deposit or bound by any prepaid  more  than  thirty  (30)  days  in  advance  and
     prepaid  Rent  not  actually received by such Lender, or (iii) bound by any
     =============
future modification of this Lease not consented to by such Lender. Any Lender may elect to make this Lease prior to the lien of its Mortgage, and if the Lender under any prior Mortgage shall require, this Lease shall be prior to any subordinate Mortgage; such elections shall be effective upon written notice to Tenant. Tenant agrees to give any Lender by certified mail, return receipt requested, a copy of any notice of default served by Tenant upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of an assignment of leases, or otherwise) of the name and address of such Lender. Tenant further agrees that if Landlord shall have failed to cure such default within the time permitted Landlord for cure under this Lease, any such Lender whose address has been so provided to Tenant shall have an additional period of thirty (30) days in which to cure (or such additional time as may be required due to causes beyond such Lender's control, including time to obtain possession of the Center by power of sale or judicial action). The provisions of this Article shall be self-operative; however, Tenant shall execute such documentation as Landlord or any Lender may request from time to time in order to confirm the matters set forth in this Article in recordable form. To the extent not expressly prohibited by Law, Tenant waives the provisions of any Law now or hereafter adopted which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease or Tenant's obligations hereunder if such foreclosure or power of sale proceedings are initiated, prosecuted or completed.



     ARTICLE  19

     ESTOPPEL  CERTIFICATE

     Tenant shall from time to time, within fifteen (15) days after written request from Landlord, execute, acknowledge and deliver a statement: (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect (or if this Lease is claimed not to be in force and effect, specifying the ground therefor) and the dates to which the Minimum Rent, Percentage Rent and other charges hereunder have been paid, and the amount of any Security Deposit, (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) certifying such other matters as Landlord may reasonably request, or as may be requested by Landlord's current or prospective Lenders, insurance carriers, auditors, and prospective purchasers. Any such statement may be relied upon by any such parties. If Tenant shall fail to execute and return such statement within the time required herein, Tenant shall be deemed to have agreed with the matters set forth therein, and Landlord acting in good faith shall be authorized as Tenant's attorney-in-fact to execute such statement on behalf of Tenant (which shall not be in limitation of Landlord's other remedies therefor).

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     ARTICLE  20

     ASSIGNMENT  AND  SUBLETTING

     A. TRANSFERS. Tenant acknowledges that Landlord has entered this Lease in order to obtain the unique attraction of Tenant's trade name, the unique services and/or merchandising mix and product lines associated with Tenant's business and the unique combination of Tenant's apparent operating expertise and financial integrity. Tenant shall not, without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion: (i) assign, mortgage, pledge, hypothecate, encumber, permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, by operation of law or otherwise, (ii) sublet the Premises or any part thereof, or extend, renew or modify any sublease, or (iii) permit the use of the Premises by any parties other than Tenant and its employees, whether as licensee, concessionaire, franchisee or otherwise (all of the foregoing are hereinafter referred to collectively as "Transfers" and any party to whom any Transfer is made or sought to be made is hereinafter referred to as a "Transferee"). Any Transfer made without complying with this Article shall, at Landlord's option, be null, void and of no effect (which shall not be in limitation of Landlord's other remedies). Whether or not Landlord grants consent, Tenant shall pay $750.00 towards Landlord's review and processing expenses, as well as any reasonable legal fees incurred by Landlord in connection therewith.

     B. PROCEDURE. If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord, which notice shall include: (a) a reference to the Center, Premises and this Lease, (b) the name and address of the proposed Transferee and a detailed description of the business operation proposed to be conducted in the Premises, (c) the proposed effective date (which shall not be less than 45 nor more than 180 days after Tenant's notice), (d) the terms of the proposed Transfer, a copy of all documentation pertaining thereto, and a detailed description of any alterations to the Premises required in connection with the Transfer, (e) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, (f) names, addresses, periods of ownership and operation, and reasonable description of all other businesses owned and operated by the Transferee then or within the three
(3) previous years, and (g) business and character references and any other information to enable Landlord to determine the retail business experience, financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business, and such other information as Landlord may reasonably require.

     C. CONSENT. If Landlord consents to a Transfer: (a) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, including without limitation, the purposes for which the Premises shall be used under Article 1, (b) Tenant shall remain fully liable for all obligations under this Lease, including without limitation, those obligations arising before and after the Transfer, and any assignee shall expressly assume all of Tenant's obligations, (c) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, and (d) Tenant shall deliver to Landlord promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord. Any sublease hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any sublease, Landlord shall have the right to: (i) treat such sublease as cancelled and repossess the Premises by any lawful means, or (ii) require that such subtenant attorn to and recognize Landlord as its landlord under any such sublease. If Tenant shall Default hereunder, Landlord is hereby irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease).

     D. RECAPTURE. Notwithstanding anything to the contrary contained in this Article, Landlord shall have the option, by giving notice to Tenant within thirty (30) days after receipt of Tenant's notice of any proposed Transfer, to recapture the Premises. Such recapture notice shall cancel and terminate this Lease as of the date stated in Tenant's notice as the effective date of the proposed Transfer, unless Tenant revokes Tenant's notice of proposed Transfer by notice to Landlord within ten (10) days after Landlord's notice of recapture.

Except with respect to Transfers permitted without Landlord's consent under this Lease, if
     E.     INCREASE  IN  MINIMUM  RENT. If Landlord consents to a Transfer, the
     ==     ============================
monthly Minimum Rent shall be increased on the effective date of the Transfer to the greater of: (i) an amount equal to the average total monthly Minimum Rent and Percentage Rent payable by Tenant during the thirty-six (36) months prior thereto (or such shorter period as may have occurred since the Commencement
Date), or (ii) an amount equal to the Minimum Rent then in effect multiplied by a fraction, the numerator of which is the CPI then in effect and the denominator of which is the CPI in effect on the Commencement Date; provided, in no event shall the Minimum Rent ever be reduced below the rate of Minimum Rent then in effect or otherwise payable under this Lease. If the Minimum Rent is increased hereunder, there shall be a proportionate adjustment to the Breakpoint.

     F. CERTAIN TRANSFERS. For purposes of this Lease, the term "Transfer" shall also include the following, whether accomplished directly or indirectly:
(a) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of a majority of the partners, or a transfer of a majority of partnership interests, in the aggregate on a cumulative basis, or the dissolution of the partnership, and (b) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), the: (i) dissolution, merger, consolidation or other reorganization of Tenant, (ii) sale or other transfer of more than a cumulative aggregate of 50% of the voting shares of Tenant (other than to immediate family members by reason of gift or death) or (iii) sale, mortgage, hypothecation or pledge of more than a cumulative aggregate of 50% of Tenant's net assets.

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     ARTICLE  21

     RIGHTS  RESERVED  BY  LANDLORD

     Except to the extent expressly limited herein, Landlord reserves full rights to control the Center (which rights may be exercised without subjecting Landlord to claims for constructive eviction, abatement of Rent, damages or other claims of any kind), including more particularly, but without limitation, the following rights:

     A. ACCESS TO PREMISES. Landlord and its authorized representatives may: (i) inspect the Premises, (ii) exhibit the Premises to current and prospective tenants, purchasers, lenders, insurers, governmental authorities, and brokers, (iii) place in and upon the Premises or such other places as may be determined by Landlord "For Rent" signs or notices if Tenant shall abandon or vacate the Premises, or at any time during the last 120 days of the Term, (iv) enter or permit entry to the Premises in emergencies or for any other reasonable purpose, or for the purpose of exercising any other rights or remedies expressly granted or reserved to Landlord under this Lease or applicable Law, or to make any repairs, maintenance, improvements or alterations, or other work in or about the Center, and (v) in connection therewith, erect scaffolding and temporary barricades and take into, upon or through the Premises, materials required to perform the same, and if reasonably required, move Tenant's leasehold improvements, fixtures, property and equipment. However, in connection with entering the Premises to exercise any of the foregoing rights, Landlord shall take reasonable steps to minimize any interference with Tenant's business, and following completion of the work, return Tenant's leasehold improvements, fixtures, property and equipment to the original locations and condition to the fullest extent reasonably possible.

     B. RESERVED AREAS. Landlord reserves all rights to use (or grant other parties the right to use) and Tenant shall have no right, title or interest in:
(i) the roof of the Center, (ii) exterior non-storefront portions of the Premises (including, without limitation, demising walls and outer walls of the area of the Center in which the Premises are located), (iii) air rights above the Premises and rights to the land and improvements below the floor level of the Premises, and (iv) areas within the Premises necessary for utilities, services, safety and operation of the Center that will not materially interfere with Tenant's use of the Premises, including the Systems and Equipment, fire stairways, and space between the suspended ceiling of the Premises and the slab of the floor or roof of the Center thereabove. If the Premises does not contain a suspended ceiling, the Premises shall extend vertically to the height where, in Landlord's reasonable opinion, a suspended ceiling would otherwise exist, and Landlord reserves the right to install a suspended ceiling and use the area thereabove.

     C. REMEASUREMENT. Landlord reserves the right to remeasure the Premises at any time prior to the end of the second Lease Year. All measurements shall be made from the outside of exterior walls, shaft walls or corridors or the center of any common walls, without deduction for columns, stairs or other interior construction or equipment, and shall include any basements and mezzanines in the Premises. If any remeasurement determines that the Premises contain a different number of square feet than set forth in Article 1, the Minimum Rent, Breakpoint, Center Expenses, Taxes, Promotion Fund Charge, Media Fund Charge, and Security Deposit shall be adjusted retroactively and prospectively on a prorata basis to reflect the number of square feet determined by such remeasurement. Upon either party's request, the revised square footage shall be confirmed in an amendment to this Lease signed by both parties.

     D. ACCESS TO CENTER. Landlord may prevent or restrict access to the Center or designated portions thereof by such security procedures as Landlord may from time to time impose on days and hours when the Center is, or portions thereof are, closed for business to the public. Landlord reserves the right to control, prevent access by and remove, any person whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Center, or who in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs.

     E. EMERGENCY CLOSINGS. Landlord shall have the right (but not the obligation) to limit or prevent access to all or any portion of the Center, shut down elevator and escalator service, activate emergency controls or procedures, or otherwise take such action or preventive measures deemed necessary by Landlord for the safety of tenants or other occupants of the Center or the protection of the Center or other property located thereon or therein, in case of fire or other casualty, riot or other civil disorder, strike or labor unrest, public excitement or other dangerous condition, or threat thereof.

     F. OTHER TENANTS. Landlord reserves the right to lease any portion of the Center to such other tenants as Landlord, in Landlord's sole discretion, deems appropriate, whether or not engaged in the same or similar business for which Tenant is permitted to use the Premises under this Lease. Tenant acknowledges that Landlord has made no representations as to the presence of any specific tenant or number or types of tenants at the Center as of or after the Commencement Date, hours or days that such other tenants shall or may be open for business, or gross sales which may be achieved by Tenant or any other tenants at the Center. A vacation or abandonment of its premises or cessation of business in the Center by any other tenant or occupant shall not release or excuse Tenant from Tenant's obligations under any provision of this

See  Page  16A

     Lease.
     ======

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Article  21F.
-------------

A.     If (i) at any time during the first forty-eight (48) full calendar months
       --
of the Term ("Competing Period") a Competing Business (defined below) shall operate for business at the Center with Landlord's consent in a location in the Center with a storefront along that portion of Town Center Drive which is marked "Storefront Area" on Exhibit A-3, and such Competing Business shall continue to operate during the Competing Period after thirty (30) days notice from Tenant to Landlord, and (ii) if Tenant's Gross Sales for the first six (6) months of the Competing Period ("Trigger Period") declines by ten percent (10%) or more as compared with the identical six (6) consecutive month period during the Term immediately preceding the Competing Period ("Comparable Period") and provided Tenant is open and operating for business at the Premises, then so long as the
                                                             ----
Competing Business continues to operate during the Competing Period, Tenant shall, after the Trigger Period and for the remainder of the Competing Period, pay a monthly percentage rent of six percent (6%) of each month's Gross Sales ("Substitute Rent") until Tenant's Gross Sales for a consecutive six (6) months' period equals or exceeds Tenant's Gross Sales for the Comparable Period. Such Substitute Rent is in lieu only of the Minimum Rent and Percentage Rent provided for in this Lease, and Tenant shall continue to pay all other Rent provided for in this Lease. Such Substitute Rent for each month shall be payable on or before the fifteenth (15th) day of the following month and shall be accompanied by Tenant's statement of Gross Sales for the respective month. A "Competing Business" shall mean a restaurant containing more than 4,000 rentable square feet, the primary business of which is the operation of a microbrewery producing and serving microbrewed beer.

B. A Competing Business shall be considered to be operating with Landlord's consent only if: (i) Landlord after the date of this Lease entered into a lease or other occupancy agreement with the tenant in question expressly permitting it to engage in the Competing Business, or (ii) Landlord's consent is required for any change to a tenant's permitted use and Landlord can withhold consent without being required to be reasonable, and Landlord consents, after the date of this Lease, to change such use to permit such tenant to be a Competing Business. A Competing Business shall not be considered to be operating with Landlord's consent if the Competing Business has been permitted to assume a lease or operate its business based upon or as a result of a bankruptcy, insolvency, or similar action or if the Competing Business has been permitted to operate as the result of an action or order by a court.

C. Notwithstanding anything herein to the contrary, Tenant shall not be entitled to the remedy set forth in this provision if Tenant shall have ceased to operate, as its primary business in the Premises, a first-class restaurant and brewhouse which has the appearance of a brewery, or if Tenant shall otherwise not be operating for business at the Premises in accordance with the provisions of this Lease, or if Tenant is otherwise in default under this Lease, or if Tenant shall have assigned, sublet or otherwise transferred this Lease at any time or if control of Tenant has changed.

D. Notwithstanding anything foregoing to the contrary, in no event shall a Major, outparcel at the Center, or a parent, subsidiary or affiliate of Tenant, be deemed to be a "Competing Business" under this provision.

E. The remedies set forth in this provision shall be Tenant's sole and exclusive remedies on account of the operation of a Competing Business.

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     H. CHANGES TO THE CENTER. Landlord reserves the right to: (i) change the name of the Center and the address or designation of the Premises or the building in which the Premises are located, (ii) install, maintain, alter and remove signs on or about the exterior and interior of the Center, (iii) add land, easements or other interests to or eliminate the same from the Center, and grant easements and other interests and rights in the Center to other parties,
(iv) add, alter, expand, reduce, eliminate, relocate or change the shape, size, location, character, design, appearance, use, number or height of any permanent or temporary buildings, structures, improvements, surface parking, subterranean and multiple level parking decks, kiosks, planters, pools, waterfalls, parking areas, driveways, landscaped areas and other Common Areas, change the striping of parking areas and direction and flow of traffic, and convert Common Areas to leasable areas and leasable areas to Common Areas, (v) enclose any mall or other area, or remove any such enclosure, or add one or more additional levels or stories to the Center or any portion thereof, whether or not the Premises are contained therein, and add structural support columns that may be required within the Premises or Common Areas, (vi) relocate any HVAC equipment serving the Premises installed on the roof or other area outside the Premises if Landlord constructs an additional story or level or otherwise alters the Center, and (vii) in connection with the foregoing matters, or with any other inspections, repairs, maintenance, improvements or alterations in or about the Center, or as a result of any casualty, incident, strike, condemnation, act of God, Law or governmental requirement or request, or any other cause, erect scaffolding, barricades, and other structures reasonably required in, or otherwise close, Common Areas or portions thereof, including but not limited to public entry ways and areas, restrooms, stairways, escalators, elevators and corridors. However, in connection with exercising such rights, Landlord shall:
(a) take reasonable steps to minimize or avoid any denial of access to the Premises except when necessary on a temporary basis, (b) take reasonable steps to avoid materially changing the configuration or reducing the square footage of the Premises, unless required by Laws or other causes beyond Landlord's reasonable control (and in the event of any permanent material reduction, the Minimum Rent, Breakpoint, Center Expenses, Taxes, and Promotion Fund Charge shall be proportionately reduced), (c) at Landlord's expense, move Tenant's entrance doorway if access thereto is materially impaired, and (d) if Landlord enters the Premises in connection with any of the foregoing matters, comply with Paragraph A above.

     I. TERMINATION OR RELOCATION. Landlord reserves the right to terminate this Lease if Landlord determines that such termination is required in order to demolish or substantially renovate or change the use or character of the Center or the building or portion thereof in which the Premises are located, provided:
(i) Landlord shall give Tenant at least ninety (90) days' prior notice, and (ii) Landlord shall pay the direct, out-of-pocket, reasonable expenses of Tenant in moving from the Premises to any other location of Tenant within five (5) miles thereof, and an amount equal to the unamortized costs of Tenant's improvements and non-removable fixtures in the Premises on the effective termination date using straight-line amortization over ten (10) years. Landlord also reserves the right to substitute for the Premises other premises (herein referred to as the "new premises") at the Center, provided: (a) the new premises shall be similar to the and shall front on McBean Parkway and otherwise be located within a reasonable proximity to the theater in the Center

     Premises  in  square  footage,  and  Landlord  shall  improve  or reimburse
     =============================
Tenant's direct, out-of-pocket reasonable expenses of improving the new premises
     ==
so that it is substantially similar to the Premises, (b) Landlord shall give Tenant at least thirty (30) days' notice before making such change, and the parties shall execute an amendment to the Lease confirming the change within thirty (30) days after either party shall request the same, and (c) if Tenant shall already have taken possession of the Premises, Landlord shall pay the direct, out-of-pocket, reasonable expenses of Tenant in moving from the Premises to the new premises. Landlord may also terminate this Lease if any rent control law or ordinance is enacted which requires reductions in any Rent payable hereunder or which prohibits, or reduces the amount of, any increase in Rent provided for in this Lease.



     ARTICLE  22

     LANDLORD'S  REMEDIES

     A. DEFAULT. The occurrence of any one or more of the following events shall constitute a "Default" by Tenant and shall give rise to Landlord's remedies set forth in Paragraph (B), below: (i) failure to make when due any payment of Rent, unless such failure is cured within seven (7) days after notice, (ii) failure to observe or perform any term of
     =========
condition of this Lease other than the payment of Rent, unless such failure is cured within any period of time following notice expressly provided in other Articles hereof, or otherwise within a reasonable time, but in condition of this Lease other than the payment of Rent, unless such failure is cured within any period of time following notice expressly provided in other Articles hereof, or otherwise within a reasonable time, but in twenty  (20)
     no  event  more than twenty (20) days following notice (or such additional
     ====================
time  as  may be required due to Unavoidable Delays as described in Article 28),
                                                                              ==
(iii)  (a)  making  by  Tenant  or  any  guarantor
 =================================================

, provided that (a) Tenant has notified Landlord of the Unavoidable Delay in accordance with Article 28R, and (b) Tenant completes such cure within twenty
(20) days after the end of the Unavoidable Delay of this Lease ("Guarantor") of any general assignment for the benefit of creditors, (b) filing by or against Tenant or any Guarantor of a petition to have Tenant or such Guarantor adjudged a bankrupt or a petition for reorganization or arrangement under any Law relating to bankruptcy or insolvency (unless, in the case of a petition filed against Tenant or such Guarantor, the same is dismissed within sixty (60) days), (c) appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located in the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days, (d) attachment, execution or other judicial seizure of substantially all of Tenant's assets located on the Premises or of Tenant's interest in this Lease, (e) Tenant's or any Guarantor's convening of a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debt, (f) Tenant's or any Guarantor's insolvency or admission of an inability to pay its debts as they mature, or (iv) a violation by Tenant or any affiliate of Tenant under any other lease or agreement

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with Landlord relating to the Center which is not cured within the time permitted for cure or (v) cessation of Tenant's business operations in the Premises, or a vacation or abandonment of the Premises, in violation of this Lease for two (2) or more days after notice from Landlord thereunder.  Failure by Tenant to comply with the same term or condition of this
==========
Lease on two occasions during any twelve month period shall cause any failure to comply with such term or condition during the succeeding twelve month period, at Landlord's option, to constitute an incurable Default. The notice and cure periods provided herein are in lieu of, and not in addition to, any notice and cure periods provided by Law; provided, Landlord may at any time and from time to time elect to comply with such notice and cure periods as may be provided by Law in lieu of the notice and cure periods provided herein.

     B. REMEDIES. If a Default occurs, Landlord shall have the rights and remedies hereinafter set forth to the extent permitted by Law, which shall be distinct, separate and cumulative with and in addition to any other right or remedy allowed under any Law or other provisions of this Lease:

     (1) Landlord may terminate Tenant's right of possession, reenter and repossess the Premises by detainer suit, summary proceedings or other lawful means, with or without terminating this Lease (and if applicable Law permits, and Landlord shall not have expressly terminated this Lease in writing, any such action shall be deemed a termination of Tenant's right to possession only). In such event, Landlord may recover from Tenant: (i) any unpaid Rent as of the termination date, (ii) the amount by which: (a) any unpaid Rent which would have accrued after the termination date during the balance of the Term exceeds
(b) the reasonable rental value of the Premises under a lease substantially similar to this Lease for the balance of the Term, taking into account among other things, the condition of the Premises, market conditions and the period of time the Premises may reasonably remain vacant before Landlord is able to re-lease the same to a suitable replacement tenant, and Costs of Reletting (as defined in Paragraph l below) that Landlord may incur in order to enter such replacement lease, and (iii) any other amounts necessary to compensate Landlord for all damages proximately caused by Tenant's failure to perform its obligations under this Lease. For purposes of computing the amount of Rent herein that would have accrued after the termination date, Tenant's obligation for Percentage Rent shall be projected based on Tenant's average annual Gross Sales for the 36 months (or lesser period, if 36 months of the Term have not expired) preceding Tenant's Default, and Tenant's obligations for Taxes, Center Expenses, and Promotion and Media Fund Charges shall be projected, based upon the average rate of increase, if any, in such items from the Commencement Date through the termination date. The amounts computed in accordance with the foregoing subclauses (a) and (b) shall both be discounted in accordance with accepted financial practice at the rate of four percent (4%) per annum to the then present value.

     (2) Landlord may terminate Tenant's right of possession, reenter and repossess the Premises by detainer suit, summary proceedings or other lawful means, with or without terminating this Lease (and if applicable Law permits, and Landlord shall not have expressly terminated this Lease in writing, any such action shall be deemed a termination of Tenant's right of possession only). In such event, Landlord may recover from Tenant: (i) any unpaid Rent as of the date possession is terminated, (ii) any unpaid Rent which accrues during the Term from the date possession is terminated through the time of judgment (or which may have accrued from the time of any earlier judgment obtained by Landlord), less any consideration received from replacement tenants as further described and applied pursuant to Paragraph l, below, and (iii) any other amounts necessary to compensate Landlord for all damages proximately caused by Tenant's failure to perform its obligations under this Lease, including without limitation, all Costs of Reletting (as defined in Paragraph l). Tenant shall pay any such amounts to Landlord as the same accrue or after the same have accrued from time to time upon demand. At any time after terminating Tenant's right to possession as provided herein, Landlord may terminate this Lease as provided in clause (1) above by written notice to Tenant, and Landlord may pursue such other remedies as may be available to Landlord under this Lease or applicable Law.

     C. MITIGATION OF DAMAGES. If Landlord terminates this Lease or Tenant's right to possession, Landlord shall mitigate
Landlord's damages.
If Landlord is required by applicable
Law to mitigate damages under this Lease: (a) Landlord shall be required only to use reasonable efforts to mitigate, which shall not exceed such efforts as Landlord generally uses to lease other space at the Center, (b) Landlord will not be deemed to have failed to mitigate if Landlord leases any other portions of the Center before reletting all or any portion of the Premises, and (c) any failure to mitigate as described herein with respect to any period of time shall only reduce the Rent and other amounts to which Landlord is entitled hereunder by the reasonable rental value of the Premises during such period, taking into account the factors described in clause B(1), above. In recognition that the value of the Center depends on the rental rates and terms of leases therein, Landlord's rejection of a prospective replacement tenant based on an offer of rentals below Landlord's published rates for new leases of comparable space at the Center at the time in question, or at Landlord's option, below the rates provided in this Lease, or containing terms less favorable than those contained herein, shall not give rise to a claim by Tenant that Landlord failed to mitigate Landlord's damages.

     D. RELETTING. If this Lease or Tenant's right to possession is terminated, or Tenant vacates or abandons the Premises, Landlord may: (i) enter and secure the Premises, change the locks, install barricades, remove any improvements, fixtures or other property of Tenant therein, perform any decorating, remodelling, repairs, alterations, improvements or additions and take such other actions as Landlord shall determine in Landlord's sole discretion to prevent damage or

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deterioration to the Premises or prepare the same for reletting, and (ii) relet all or any portion of the Premises (separately or as part of a larger space), for any rent, use or period of time (which may extend beyond the Term hereof), and upon any other terms as Landlord shall determine in Landlord's sole discretion, directly or as Tenant's agent (if permitted or required by applicable Law). The consideration received from such reletting shall be applied pursuant to the terms of Paragraph l hereof, and if such consideration, as so applied, is not sufficient to cover all Rent and damages to which Landlord may be entitled hereunder, Tenant shall pay any deficiency to Landlord as the same accrues or after the same has accrued from time to time upon demand, subject to the other provisions hereof.

     E. SPECIFIC PERFORMANCE, COLLECTION OF RENT AND ACCELERATION. Landlord shall at all times have the right without prior demand or notice except as required by applicable Law to: (i) seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease or restrain or enjoin a violation of any provision hereof and (ii) sue for and collect any unpaid Rent which has accrued. Notwithstanding anything to the contrary contained in this Lease, to the extent not expressly prohibited by applicable Law, in the event of any Default by Tenant, Landlord may terminate this Lease or Tenant's right to possession and accelerate and declare that all Rent reserved for the remainder of the Term shall be immediately due and payable (in which event, Tenant's obligations for Percentage Rent, Taxes, Center Expenses, and Promotion and Media Fund Charges herein that would have accrued thereafter shall be projected in the manner described in Section B(1), above); provided the Rent so accelerated shall be discounted in accordance with accepted financial practice at the rate of four percent (4%) per annum to the then present value, and Landlord shall, after receiving payment of the same from Tenant, be obligated to turn over to Tenant any actual net reletting proceeds (net of all Costs of Reletting) thereafter received during the remainder of the Term, up to the amount so received from Tenant pursuant to this provision.

     F. LATE CHARGES AND INTEREST. Tenant shall pay, as additional Rent, a service charge equal  to  the  greater  of  (i) six percent (6%) of the past due amount or (ii)
     of  Two  Hundred  Dollars  ($200.00)  for  bookkeeping  and  administrative
     ==
expenses,  if  any  portion  of  Rent  is  not  received  when due.  If Landlord
     ==
rightfully  issues  a  Notice of Default to Tenant, Tenant shall pay Landlord an
     ==
additional service charge in the amount of One Hundred Dollars ($100.00). In addition, any Rent not paid when due shall accrue interest from the due date at the Default Rate until payment is received by Landlord. Such service charges and interest payments shall not be deemed consent by Landlord to late payments, nor a waiver of Landlord's right to insist upon timely payments at any time, nor a waiver of any remedies to which Landlord is entitled as a result of the late payment of Rent.

     G. LANDLORD'S CURE OF TENANT DEFAULTS. If Tenant fails to perform any obligation under this Lease for five (5) days after notice thereof by Landlord (except that no notice shall be required in emergencies), Landlord shall have the right (but not the duty), to perform such obligation on behalf and for the account of Tenant. In such event, Tenant shall reimburse Landlord upon demand, as additional Rent, for all expenses incurred by Landlord in performing such obligation together with an amount equal to fifteen percent (15%) thereof for Landlord's overhead, and interest thereon at the Default Rate from the date such expenses were incurred. Landlord's performance of Tenant's obligations hereunder shall not be deemed a waiver or release of Tenant therefrom.

     H. BAD RENT CHECKS. If during the Term, as it may be extended, Landlord receives two (2) or more checks from Tenant which are returned by Tenant's bank for insufficient funds, Landlord may require that all checks thereafter be bank certified or cashier's checks (without limiting Landlord's other remedies). All bank service charges resulting from any bad checks shall be borne by Tenant.

     I. OTHER MATTERS. No re-entry or repossession, repairs, changes, alterations and additions, reletting, acceptance of keys from Tenant, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or accept a surrender of the Premises, nor shall the same operate to release the Tenant in whole or in part from any of the Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord or its agent to Tenant. Landlord may bring suits for amounts owed by Tenant hereunder or any portions thereof, as the same accrue or after the same have accrued, and no suit or recovery of any portion due hereunder shall be deemed a waiver of Landlord's right to collect all amounts to which Landlord is entitled hereunder, nor shall the same serve as any defense to any subsequent suit brought for any amount not theretofore reduced to judgment. Landlord may pursue one or more remedies against Tenant and need not make an election of remedies until findings of fact are made by a court of competent jurisdiction. All rent and other consideration paid by any replacement tenants shall be applied, at Landlord's option: first, to the Costs of Reletting, second, to the payment of all costs of enforcing this Lease against Tenant or any Guarantor, third, to the payment of all interest and service charges accruing hereunder, fourth, to the payment of Rent theretofore accrued, and the residue, if any, shall be held by Landlord and applied to the payment of other obligations of Tenant to Landlord as the same become due (with any remaining residue to be retained by Landlord). "Costs of Reletting" shall include without limitation, all reasonable costs and expenses incurred by Landlord for any repairs, maintenance, changes, alterations and improvements to the Premises (whether to prevent damage or to prepare the Premises for reletting), brokerage commissions, advertising costs, attorneys' fees, any economic incentives given to enter leases with replacement tenants, and costs of collecting rent from replacement tenants. Landlord shall be under no obligation to observe or perform any provision of this Lease on its part to be observed or performed which accrues after the date of any Default by Tenant. The times set forth herein for the curing of violations by Tenant are of the essence of this Lease. Tenant hereby irrevocably waives any right otherwise available under any Law to redeem or reinstate this Lease or Tenant's right to possession after this Lease or Tenant's right to possession is terminated based on a Default by Tenant.

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     ARTICLE  23

     LANDLORD'S  RIGHT  TO  CURE

     If Landlord shall fail to perform any obligation under this Lease required to be performed by Landlord, Landlord shall not be deemed to be in default hereunder nor subject to claims for damages of any kind, unless such failure shall have continued for a period of thirty (30) days after written notice thereof by Tenant or such additional time as may be required due to Unavoidable Delays. If Landlord shall fail to cure within the time permitted for cure herein, Landlord shall be subject to such claims for damages and remedies as may be available to Tenant (subject to the other provisions of this Lease); provided, Tenant shall have no right of self-help to perform repairs or any other obligation of Landlord, and shall have no right to withhold, set off, or abate Rent.
           =

(except  as  set  forth  on  Page  14A  and  in  Article  14C)


     ARTICLE  24

     INDEMNIFICATION

     Except to the extent arising from the intentional or grossly negligent acts of Landlord or Landlord's agents or employees, Tenant shall defend, indemnify and hold harmless Landlord from and against any and all claims, demands, liabilities, damages, judgments, orders, decrees, actions, proceedings, fines, penalties, costs and expenses, including without limitation, court costs and attorneys' fees arising from or relating to any violation of Law, loss of life, diminution in value of the Center, damage or injury to persons, property or business occurring in, about or from the Premises, or directly or indirectly caused by or in connection with any violation of this Lease or use of the Premises or Center by, or any other act or omission of, Tenant, any other occupant of the Premises, or any of their respective agents, employees, invitees or contractors. Without limiting the generality of the foregoing, Tenant specifically acknowledges that the indemnity undertaking herein shall apply to claims in connection with or arising out of any "Work" as described in Article 7, the use or consumption of any utilities in the Premises under Article 10, any repairs or other work by or for Tenant under Article 11 and the transportation, use, storage, maintenance, generation, manufacturing, handling, disposal, release or discharge of any "Hazardous Material" as described in Article 26 (whether or not such matters shall have been theretofore approved by Landlord), except to the extent that any of the same arises from the intentional or grossly negligent acts of Landlord or Landlord's agents or employees.



     ARTICLE  25

     SAFETY  AND  SECURITY  DEVICES,  SERVICES  AND  PROGRAMS

     Landlord shall have no obligation to provide any safety or security devices, services or programs for Tenant or the Center and shall have no liability for failure to provide the same or for inadequacy of any measures provided. However, Landlord may institute or continue such safety or security devices, services and programs as Landlord in its sole discretion deems necessary. The costs and expenses of instituting and maintaining such devices, services and programs shall be borne by Tenant as a part of Center Expenses, or as a separate, additional charge to Tenant based on Tenant's Proportionate Share or such other reasonable factors as Landlord shall determine. The parties acknowledge that safety and security devices, services and programs provided by Landlord, if any, while intended to deter crime and enhance safety, may not in given instances prevent theft or other injurious acts or ensure safety of parties or property. The risk that any safety or security device, service or program may not be effective, or may malfunction, or be circumvented, is assumed by Tenant with respect to Tenant's property and interests, and Tenant shall obtain insurance coverage to the extent Tenant desires protection against such acts and other losses, beyond that described in Article 13. Tenant agrees to cooperate in any safety or security program developed by Landlord or required by Law.



     ARTICLE  26

     HAZARDOUS  MATERIALS

     A. Tenant shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release or discharge any "Hazardous Material" (as defined below) upon or about the Center, or permit Tenant's employees, agents, contractors, invitees and other occupants of the Premises to engage in such activities upon or about the Center. However, the foregoing provisions shall not prohibit the transportation to and from, and use, storage, maintenance and handling within, the Premises of substances customarily used in the business or activity expressly permitted to be undertaken in the Premises under Article 1, provided: (a) such substances shall be used and maintained only in such quantities as are reasonably necessary for such permitted use of the Premises and the ordinary course of Tenant's business therein, strictly in accordance with applicable Law, highest prevailing standards, and the manufacturers' instructions therefor, (b) such substances shall not be disposed of, released or discharged in the Center, and shall be transported to and from the Premises in compliance with all applicable Laws, and as Landlord shall reasonably require,
(c) if any applicable Law or Landlord's trash removal contractor requires that any such

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substances be disposed of separately from ordinary trash, Tenant shall make arrangements at Tenant's expense for such disposal directly with a qualified and licensed disposal company at a lawful disposal site (subject to scheduling and approval by Landlord), (d) any remaining such substances shall be completely, properly and lawfully removed from the Center upon expiration or earlier termination of this Lease, and (e) for purposes of removal and disposal of any such substances, Tenant shall be named as the owner and generator, obtain a waste generator identification number, and execute all permit applications, manifests, waste characterization documents and any other required forms.

     B. Tenant shall promptly notify Landlord of: (i) any enforcement, cleanup or other regulatory action taken or threatened by any governmental or regulatory authority with respect to the presence of any Hazardous Material on the Premises or the migration thereof from or to other property, (ii) any demands or claims made or threatened by any party relating to any loss or injury resulting from any Hazardous Material on the Premises, (iii) any release, discharge or nonroutine, improper or unlawful disposal or transportation of any Hazardous Material on or from the Premises or in violation of this Article, and
(iv) any matters where Tenant is required by Law to give a notice to any governmental or regulatory authority respecting any Hazardous Material on the Premises. Landlord shall have the right (but not the obligation) to join and participate, as a party, in any legal proceedings or actions affecting the Premises initiated in connection with any environmental, health or safety Law. At such times as Landlord may reasonably request, Tenant shall provide Landlord with a written list, certified to be true and complete, identifying any Hazardous Material then used, stored, or maintained upon the Premises, the use and approximate quantity of each such material, a copy of any material safety data sheet ("MSDS") issued by the manufacturer therefor, and such other information as Landlord may reasonably require or as may be required by Law. The term "Hazardous Material" for purposes hereof shall mean any chemical, substance, material or waste or component thereof which is now or hereafter listed, defined or regulated as a hazardous or toxic chemical, substance, material or waste or component thereof by any federal, state or local governing or regulatory body having jurisdiction, or which would trigger any employee or community "right-to-know" requirements adopted by any such body, or for which any such body has adopted any requirements for the preparation or distribution of an MSDS.

     C. If any Hazardous Material is released, discharged or disposed of by Tenant or any other occupant of the Premises, or their employees, agents or contractors, on or about the Center in violation of the foregoing provisions, Tenant shall immediately, properly and in compliance with applicable Laws clean up and remove the Hazardous Material from the Center and any other affected property and clean or replace any affected personal property (whether or not owned by Landlord), at Tenant's expense (without limiting Landlord's other remedies therefor). Such clean up and removal work shall be subject to Landlord's prior written approval (except in emergencies), and shall include, without limitation, any testing, investigation, and the preparation and implementation of any remedial action plan required by any court or governmental body having jurisdiction or reasonably required by Landlord. If Landlord or any Lender or governmental body arranges for any tests or studies showing that this Article has been violated, Tenant shall pay for the costs of such tests. If any Hazardous Material is released, discharged or disposed of on or about the Center and such release, discharge or disposal is not caused by Tenant or other occupants of the Premises, or their employees, agents or contractors, such release, discharge or disposal shall be deemed casualty damage under Article 14 to the extent that the Premises are affected thereby; in such case, Landlord and Tenant shall have the obligations and rights respecting such casualty damage provided under such Article.



     ARTICLE  27

     CAPTIONS  AND  SEVERABILITY

     The captions of the Articles and Paragraphs of this Lease are for convenience of reference only and shall not be considered or referred to in resolving questions of interpretation. If any term or provision of this Lease or portion thereof shall be found invalid, void, illegal, or unenforceable generally or with respect to any particular party, by a court of competent jurisdiction, it shall not affect, impair or invalidate any other terms or provisions or the remaining portion thereof, or its enforceability with respect to any other party.



     ARTICLE  28

     DEFINITIONS

     A. "Center" shall mean the building or structure in which the Premises are located and any other buildings or structures owned or ground leased by Landlord from time to time and operated in conjunction therewith, whether or not shown on Exhibit A hereto, together with the Common Areas, and all parcels or tracts of land owned or ground leased by Landlord from time to time on which all or any portion of the foregoing items are located and any fixtures, Systems and Equipment, furniture and other personal property owned or leased by Landlord located thereon or therein and used in connection therewith. "Center" shall also include, at Landlord's election from time to time, Majors and other buildings, structures and parcels or tracts of land owned by other parties which adjoin the other areas of the Center or the Common Areas.

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     B. "Center Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord shall pay during any calendar year any portion of which occurs during the Term in connection with the management, repair, maintenance, replacement, insurance and operation of the Center, including, without limitation, any amounts paid for: (a) utilities, including but not limited to electricity, power, gas, steam, oil or other fuel, water, sewer, lighting, heating, air conditioning and ventilating, (b) permits, licenses and certificates necessary to operate and manage the Center, and costs of complying with other legal requirements, including, without limitation, the "ADA" (as described in Article 39), (c) insurance applicable to the Center, which may include without limitation, commercial liability insurance for personal injury, death, property damage, defamation and false arrest, "all risk" insurance on the Center, including without limitation, earthquake, flood, boiler and rent loss coverage, automobile, worker compensation and employer liability insurance, (d) supplies, materials, tools, equipment, and vehicles used in the operation, repair, maintenance and security, floor care and cleaning, landscaping, and other services for the Center, including rental, installment purchase and financing agreements therefor and interest thereunder, (e) accounting, legal, inspection, consulting and other services, (f) wages, salaries, bonuses, and other compensation and benefits for any manager, personnel and other parties engaged in the operation, maintenance or security of the Center, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits, data or payroll processing expenses relating thereto (if the manager or other personnel are located off-site and handle other properties, the foregoing expenses shall be allocated appropriately between the Center and such other properties), (g) payments under any easement, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs in any development of which the Center is part, (h) alarm monitoring and security service, janitorial service, trash removal, removal of ice and snow (and salting and sanding in connection therewith), (i) parking surcharges or fees that may result from any environmental or other Law or guideline, and the cost of obtaining, providing and operating public transportation or shuttle bus systems to bring customers or workers to or from the Center if required by such Laws or guidelines, or if otherwise deemed desirable by Landlord, (j) the costs of operating and maintaining any on-site office at the Center, including without limitation, the fair rental value thereof, telephone charges, postage, stationery and photocopying expenses, (k) music programs and equipment, whether rented or purchased, (l) telephone directory listings for the Center, (m) appropriate reserves for operation of the Center and for covering uninsured portions, including deductible amounts, of casualty damage and general liability claims relating to the Center, (n) operation, maintenance, repair, installation, replacement, inspection, testing, painting, decorating and cleaning of: (i) elevators, escalators, fire exits and stairways, (ii) sidewalks, curbs, gutters, guardrails, bumpers, fences, flagpoles, flags, banners, bicycle racks, Center identification and pylon signs, directional signs, traffic signals and markers, including those located off-site but installed for the benefit of the Center, (iii) parking structures, parking lots, loading and service areas and driveways (including sweeping, cleaning, re-striping, repairing, sealing, re-surfacing and replacement), (iv) storm and sanitary drainage systems, including disposal plants, lift stations and detention ponds and basins, (v) irrigation systems, (vi) any Systems and Equipment, (vii) interior and exterior planting, replanting and replacement of flowers, shrubbery, plants, trees, grass, sod and other landscaping, (viii) all portions of buildings, both interior and exterior, in the Center, including without limitation, Common Areas and fixtures, equipment and other items therein or thereon, including but not limited to floors, floor coverings, corridors, ceilings, foundations, walls, wall-coverings, restrooms, lobbies, canopies, skylights, trash and ash cans and receptacles, trash compactors, planters, waterfalls, fountains, pools, benches, furniture, doors, locks and hardware, windows, glass and glazing, (ix) gutters and downspouts, roof flashings and roofs (including repairs and replacements), and (o) an amount equal to fifteen percent (15%) of all of the foregoing costs and expenses as a liquidation of Landlord's general off-site overhead (which amount shall be in addition to the compensation and related expenses for the manager and other aforementioned expenses). The foregoing provision is for definitional purposes only and shall not be construed to impose any obligation upon Landlord to incur such expenses. Landlord reserves the right to: (x) determine and bill Tenant's Proportionate Share of insurance costs relating to the Center separately from other Center Expenses, and (y) include Taxes attributable to the Common Areas as a part of Center Expenses rather than determining and billing the same separately. Notwithstanding the foregoing, Center Expenses shall not, however, include:
          (i) interest and amortization on Mortgages, and other debt costs or ground lease payments, if any, except as provided herein; depreciation of buildings and other improvements (except permitted amortization of certain capital expenditures as provided below); improvements, repairs or alterations to spaces leased to other tenants; the cost of providing any service directly to and paid directly by, any tenant; costs of any items to the extent Landlord receives reimbursement from insurance proceeds or from a third party (such proceeds to be deducted from Center Expenses in the year in which received); and

          (ii) capital expenditures, except those: (a) made primarily to reduce Center Expenses, or to comply with any Laws or other governmental requirements, or (b) for repairs or replacements (as opposed to additions or new improvements, except that Landlord shall be permitted to include new improvements involving pylon or other signs for the Center or the upgrading or addition of lights in the parking and other Common Areas); provided, all such permitted capital expenditures (together with reasonable finance charges) shall be amortized for purposes of this Lease over three (3) years. Tenant shall be responsible for Tenant's Proportionate Share of such permitted amortization of capital expenditures during the Term, including any remaining amortization of permitted capital expenditures made prior to the Commencement Date.

     C.     "Common  Areas" shall have the meaning specified therefor in Article
12.

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     D. "CPI" shall mean the Consumer Price Index for All Urban Consumers, All Items (Base year 1982-1984 = 100) published by the United States Department of Labor, Bureau of Labor Statistics, All City Average. If the Bureau of Labor Statistics substantially revises the manner in which the CPI is determined, an adjustment shall be made in the revised index which would produce results equivalent, as nearly as possible, to those which would be obtained hereunder if the CPI were not so revised. If the CPI becomes unavailable to the public because publication is discontinued, or otherwise, Landlord shall substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by a governmental agency, major bank, other financial institution, university or recognized financial publisher.

     E. "Default Rate" shall mean eighteen percent (18%) per annum, or the highest rate permitted by applicable Law, whichever shall be less.

     F.     "Gross  Sales"  shall have the meaning specified therefor in Article
3.

     G.     "HVAC"  shall  mean  heating,  ventilating  and  air-conditioning.

     H. "Landlord" and "Tenant" shall be applicable to one or more parties as the case may be, and the singular shall include the plural, and the neuter shall include the masculine and feminine; and if there be more than one, the obligations thereof shall be joint and several. For purposes of any provisions indemnifying or limiting the liability of Landlord, the term "Landlord" shall include Landlord's present and future partners, beneficiaries, trustees, officers, directors, employees, shareholders, principals, Lenders, agents, affiliates, successors and assigns.

     I. "Law" or "Laws" shall mean all federal, state, county and local governmental and municipal laws, statutes, ordinances, rules, regulations, codes, decrees, orders and other such requirements, applicable equitable remedies and decisions by courts in cases where such decisions are binding precedents in the state in which the Center is located, and decisions of federal courts applying the Laws of such state, at the time in question.

     J. "Lease Year" shall mean each calendar year or portion thereof during the Term, and any initial or final partial years are sometimes referred to herein as "Partial Lease Years"; provided, Landlord reserves the right to change the "Lease Year" to each consecutive twelve month period commencing on the Commencement Date or such other date as Landlord shall designate by notice to Tenant.

     K. "Lender" shall mean the holder of any Mortgage at the time in question, and where such Mortgage is a ground lease, such term shall refer to the ground lessor.

     L. "Major" shall mean any store of any type in excess of 25,000 square feet of rentable area in, or at Landlord's election from time to time adjoining, the Center, whether in buildings or on parcels owned by Landlord or other parties.

     M. "Mortgage" shall mean all mortgages, deeds of trust, ground leases and other such encumbrances now or hereafter placed upon the Center or any part thereof, and all renewals, modifications, consolidations, replacements or extensions thereof, and all indebtedness now or hereafter secured thereby and all interest thereon.

     N.     "Rent"  shall  have  the  meaning  specified  therefor in Article 4.

     O. "Systems and Equipment" shall mean any plant, machinery, transformers, ducts, cables, wires, and other equipment, facilities, and systems designed to supply light, heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of any electrical, gas, steam, plumbing, water, sewer, sprinkler, communications, alarm, security, or fire/life/safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment for the Center, except to the extent that any of the same serves any tenant exclusively or is subject to shared tenant use as described in Article 11.

     P. "Taxes" shall mean all federal, state, county, or local governmental, special district, improvement district, municipal or other political subdivision taxes, fees, levies, assessments, charges or other impositions of every kind and nature, whether foreseen or unforeseen, general, special, ordinary or extraordinary (unless required to be paid by Tenant under Article 4), respecting the Center, including without limitation, real estate and other ad valorem taxes, general and special assessments, interest on any special assessments paid in installments, transit taxes, water and sewer rents, taxes based upon the receipt of rent including, without limitation, gross receipts taxes applicable to the receipt of rent, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, Systems and Equipment, appurtenances, furniture and other personal property used in connection with the Center which Landlord shall pay during any calendar year, any portion of which occurs during the Term (without regard to any different fiscal year used by such government or municipal authority except as provided in Article 5). Notwithstanding the foregoing, Taxes shall not include excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Center). If the method of taxation of real estate prevailing to the time of execution hereof shall be, or has been altered, so as to cause the whole or any part of the taxes now, hereafter or theretofore levied, assessed or

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imposed on real estate to be levied, assessed or imposed on Landlord, wholly or partially, as a capital levy or otherwise, or on or measured by the rents received therefrom, then such new or altered taxes attributable to the Center shall be included within the term "Taxes", except that the same shall not include any enhancement of said tax attributable to other income of Landlord. Tenant shall pay increased Taxes whether Taxes are increased as a result of increases in the assessment or valuation of the Center (whether based on a sale, change in ownership or refinancing of the Center or otherwise), increases in tax rates, reduction or elimination of any rollbacks or other deductions available under current law, scheduled reductions of any tax abatement, elimination, invalidity or withdrawal of any tax abatement, or for any other cause whatsoever. In addition, Landlord may include in Taxes any actual, out-of-pocket expenses incurred by Landlord in attempting to protest, reduce or minimize Taxes (including without limitation, fees for attorneys, consultants, appraisers and other experts) in the calendar year such expenses are paid.

     Q. "Tenant's Proportionate Share" shall be a fraction equal to the rentable square footage of the Premises set forth in Article 1 (as the same may be remeasured pursuant to Article 21) divided by the total square footage of all rentable floor space in the Center; provided Landlord may exclude from such rentable floor space of the Center, at Landlord's option, any portions of the
Center: (i) not occupied and open for business during all or any portion of the subject year,

provided that, for purposes of determining Tenant's Proportionate Share, in no event shall less than eighty percent (80%) of the rentable floor area of the Center (excluding, at Landlord's option, the areas included in (ii) and (iii) below) be deemed occupied and open for business
      (ii) leased to or used by other parties as Majors, theatres, restaurants, kiosks, storage areas, or premises which do not front on any enclosed mall area of the Center, where such parties are not required to pay a full prorata share of Center Expenses or Taxes, as the case may be, pursuant to a lease or other agreement with Landlord, and (iii) with respect to Taxes, areas of the Center for which separate Tax bills are received and which are the sole responsibility of separate parties pursuant to a lease or other agreement with Landlord; provided, Landlord shall also deduct from Center Expenses or Taxes, as the case may be, all amounts received from such excluded parties


See  Rider  Three

     for  Center  Expenses  or  Taxes.  If  the Center shall be part of or shall
     =================================
include a group of buildings or structures collectively owned or managed by Landlord or its affiliates, or shall include any space used for office, medical, dental or other non-retail purposes, Landlord may determine separately and allocate Taxes or Center Expenses between such buildings and structures and the parcels on which they are located, and between the retail and non-retail areas of the Center, in accordance with sound accounting and management principles, in which event Tenant's Proportionate Share shall be based on the ratio of the rentable area of the Premises to the rentable floor space of the buildings, structures or areas for which Landlord separately determines such Taxes or Center Expenses, subject to the adjustments set forth above.

     R. "Unavoidable Delays" shall mean delays due to strikes, lockouts, labor troubles, inability to procure labor or materials or reasonable substitutes therefor, failure of power, governmental requirements, restrictions or Laws, fire or other casualty damage, war or civil disorder, or other causes beyond the reasonable control of the party delayed; provided, Unavoidable Delays hereunder shall not include delays resulting from changes in economic or market conditions, or financial or internal problems of the parties or problems that can be satisfied by the payment of money. As a condition to Tenant's right to claim an Unavoidable Delay, Tenant shall notify Landlord within seven (7) days after the delay occurs and on at least a weekly basis thereafter describing in reasonable detail the nature and the status of Tenant's diligent efforts to end the delay.


     ARTICLE  29

     RULES

     Tenant shall comply with all of the rules which are set forth in Rider One attached to this Lease, as the same may be amended or supplemented hereunder (the "Rules"). Landlord shall have the right by notice to Tenant or by posting at the Center to reasonably amend such Rules and supplement the same with other reasonable Rules relating to the Center or the promotion of safety, care, cleanliness or good order therein. Nothing herein shall be construed to give Tenant or any other party any claim against Landlord arising out of the violation of such Rules by any other tenant, occupant or visitor of the Center, or out of the enforcement, modification or waiver of the Rules by Landlord in any particular instance.

In the event of an inconsistency between the Rules and the other terms of this Lease, the terms of this Lease shall control.

     ARTICLE  30

     NO  WAIVER

     No provision of this Lease will be deemed waived by either party unless expressly waived in writing signed by the waiving party. No waiver shall be implied by delay or any other act or omission of either party. No waiver by either party of any provision of this Lease shall be deemed a waiver of such provision with respect to any subsequent matter relating to such provision, and Landlord's consent respecting any action by Tenant shall not constitute a waiver of the requirement for obtaining Landlord's consent respecting any subsequent action. Acceptance of Rent by Landlord shall not constitute a waiver of any breach by Tenant of any term or provision of this Lease. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. The acceptance of Rent or of the performance of any other term or provision from any party other than Tenant, including any Transferee, shall not constitute a waiver of Landlord's right to approve any Transfer.

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     ARTICLE  31

     ATTORNEYS'  FEES,  COUNTERCLAIMS,  VENUE  AND  JURY  TRIAL

     If Landlord or any of its officers, directors, trustees, beneficiaries, partners, agents, affiliates or employees shall be made a party to any litigation commenced by or against Tenant and are not found to be at fault, Tenant shall pay all costs, expenses and reasonable attorneys' fees incurred by Landlord or any such party in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred by Landlord in successfully enforcing this Lease. IN THE INTEREST OF OBTAINING A SPEEDIER AND LESS COSTLY HEARING OF ANY DISPUTE, EACH OF LANDLORD AND TENANT HEREBY EXPRESSLY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER AND ANY RIGHTS TO A TRIAL BY JURY UNDER ANY STATUTE, RULE OF LAW OR PUBLIC POLICY IN CONNECTION WITH ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY RELATING TO THIS LEASE, THE PREMISES OR THE CENTER. Although such jury waiver is intended to be self-operative and irrevocable, Landlord and Tenant each further agree, if requested, to confirm such waivers in writing at the time of commencement of any such action, proceeding or counterclaim. If Landlord commences any detainer suit, summary proceedings or other action seeking possession of the Premises, Tenant agrees not to interpose by consolidation of actions, removal to chancery or otherwise, any counterclaim, claim for set-off, recoupment or deduction of Rent, or other claim seeking affirmative relief of any kind (except a mandatory or compulsory counterclaim which Tenant would forfeit if not so interposed). Any action or proceeding brought by either party against the other for any matter arising out of or in any way relating to this Lease, the Premises or the Center, shall be heard, at Landlord's option, in the County where the Center is located.



     ARTICLE  32

     PERSONAL  PROPERTY  TAXES

     Tenant shall pay before delinquent all taxes, assessments, license fees, charges or other governmental impositions assessed against or levied or imposed upon Tenant's business operations, Tenant's leasehold interest, or based on Tenant's use or occupancy of the Premises, or Tenant's fixtures, furnishings, equipment, leasehold improvements, inventory, merchandise, and personal property located in the Premises (whether or not title shall have vested in Landlord pursuant to any provision hereof). Whenever possible, Tenant shall cause all such items to be assessed and billed separately from the property of Landlord and other parties. If any such items shall be assessed and billed with the property of Landlord or another party, Landlord shall include the same or an appropriate portion thereof in Center Expenses, or shall reasonably allocate the same or an appropriate share thereof between Tenant and such other party (and Tenant shall promptly pay the amount so allocated to Tenant).



     ARTICLE  33

     CONVEYANCE  BY  LANDLORD  AND  LIABILITY

     In case Landlord or any successor owner of the Center shall convey or otherwise dispose of any portion thereof in which the Premises are located to another party (and nothing herein shall be construed to restrict or prevent such conveyance or disposition), such other party shall thereupon be and become landlord hereunder and shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord, including the return of any Security Deposit. Tenant shall attorn to such other party, and Landlord or such successor owner shall, from and after the date of conveyance, be free of all liabilities and obligations hereunder. The liability of Landlord to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration, or any other matter relating to the Center or the Premises, shall be limited to the interest of Landlord in the Center (and rental proceeds). Tenant agrees to look solely to Landlord's interest in the Center (and rental proceeds) for the recovery of any judgment against Landlord, and Landlord shall not be personally liable for any such judgment or deficiency after execution thereon. Under no circumstances shall any present or future general or limited partner of Landlord (if
                               =================================================

officers,  directors,  shareholders,  unit  holders,  employees,  agents  or or  of  any  partner  of  Landlord

Landlord  is  a  partnership),  or  trustee  or  beneficiary (if Landlord or any
=============================
partner  of  Landlord  is  a  trust)  have  any liability for the performance of
======
Landlord's  obligations  under  this  Lease.
======



     ARTICLE  34

     NOTICES

     Except as expressly provided to the contrary in this Lease, every notice, demand or other communication given by either party to the other with respect hereto or to the Premises or Center, shall be in writing and shall not be effective for any purpose unless the same shall be served personally or by national air courier service, or United States registered or certified mail, return receipt requested, postage prepaid, addressed, if to Tenant, at the address first set forth in the Lease, and if to Landlord, at the address at which the last payment of Rent was required to be made and to Urban Retail Properties Co. at 900 North Michigan Avenue, Chicago, Illinois, 60611,

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Attn:  Director  of  Lease Administration, or such other address or addresses as
                                          ======================================
Tenant  or  Landlord
 ===================

and to Newhall Land and Farming Company, 23823 Valencia Boulevard, Valencia, CA 91355-2194, Attn: Asset Management Department,

 may from time to time designate by notice given as above provided. Every notice or other communication hereunder shall be deemed to have been given as of the second business day following the date of such mailing or dispatch by national air courier service (or as of any earlier date evidenced by a receipt from such national air carrier service or the United States Postal Service) or immediately if personally delivered. Notices not sent in accordance with the foregoing shall be of no force or effect until received by the foregoing parties at such addresses required herein.



     ARTICLE  35

     REAL  ESTATE  BROKERS

     Tenant shall defend, indemnify and hold Landlord harmless from all damages, judgments, liabilities and expenses (including attorneys' fees) arising from any claims or demands of any broker, agent or finder with whom Tenant has dealt for any commission or fee alleged to be due in connection with its participation in the procurement of Tenant or the negotiation with Tenant of this Lease, other than a broker with whom Landlord has signed a written agreement relating to this Lease.



     ARTICLE  36

     SECURITY  DEPOSIT  AND  LANDLORD'S  LIEN

     Tenant shall deposit with Landlord the amount set forth in Article 1 as a Security Deposit upon Tenant's execution and submission of this Lease. The
Security Deposit shall serve as security for the prompt, full and faithful performance by Tenant of the terms and provisions of this Lease. If Tenant commits a Default, or owes any amount to Landlord upon the expiration of this Lease, Landlord may use or apply the whole or any part of the Security Deposit for the payment of Tenant's obligations hereunder. The use or application of the Security Deposit shall not prevent Landlord from exercising any other right or remedy available to Landlord and shall not be construed as liquidated damages. If the Security Deposit is reduced by such use or application, Tenant shall deposit with Landlord within ten (10) days after written notice, an amount sufficient to restore the full amount of the Security Deposit. In the event of bankruptcy or other insolvency proceeding against Tenant or Tenant's guarantor, the Security Deposit shall be deemed automatically applied to the payment of overdue Rent from the earliest time such Rent became overdue prior to the filing of such proceeding. Landlord shall not be required to keep the Security Deposit separate from Landlord's general funds or pay interest on the Security Deposit. Any remaining portion of the
   Security  Deposit  shall  be returned to Tenant within thirty (30) days after
     ================================================================
Tenant  has  vacated  the  Premises  in  accordance  with  Article  16.

     As further security for Tenant's performance under this Lease, to the extent not expressly prohibited by applicable Law, Tenant hereby grants Landlord a lien and security interest in all existing and after-acquired property of Tenant placed in or relating to Tenant's business at the Premises, including but not limited to, accounts receivable, insurance proceeds, good will, contracts, intangibles, fixtures, equipment, inventory, furnishings and personal property, and all proceeds thereof, and all rents and other consideration from any Transfer. Notwithstanding the foregoing, Tenant may freely use, replace and dispose of such property (provided Tenant immediately replaces the same with similar property of comparable or better quality), and receive such rents and consideration, in the ordinary course of Tenant's business, until such time as Tenant shall commit a Default; upon such Default, Tenant's right to remove or use such property shall terminate, and all other parties shall be entitled to rely on written notification thereof given by Landlord without requiring any proof of such Default or any other matter. Tenant agrees to execute such financing statements, collateral assignment of rents and subleases, and other documents necessary to perfect a security interest, as Landlord may now or hereafter reasonably request in recordable form. Landlord may at its election at any time execute such a financing statement and collateral assignment as Tenant's agent and attorney-in-fact or file a copy of this Lease as such financing statement and collateral assignment. Landlord shall be entitled hereunder to all of the rights and remedies afforded a secured party under the Uniform Commercial Code or other applicable Law in addition to any landlord's lien and rights provided by applicable Law.



     ARTICLE  37

     MISCELLANEOUS

     A. Each of the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, guardians, custodians, successors and assigns, subject to the provisions of Article 20 respecting Transfers. However, if Tenant is an individual and dies or becomes incapacitated, Landlord reserves the right to terminate this Lease upon thirty (30) days' advance notice to Tenant or Tenant's legal representative.

     B. Neither this Lease nor any memorandum of lease or short form lease shall be recorded by Tenant.

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     C. This Lease shall be construed in accordance with the Laws of the state and county in which the Center is located.

     D. All obligations (including indemnity obligations) or rights of either party arising during or attributable to the period prior to expiration or earlier termination of this Lease shall survive such expiration or earlier termination, except as provided to the contrary in Article 33.

     E. If the Commencement Date is delayed in accordance with Article 2 beyond March 1, 2001
Landlord or Tenant may declare this Lease terminated by notice to the other
     Commencement Date is so delayed this Lease shall
     ===============================
thereupon  be  deemed  terminated  without  further  action  by  either  party.

     F. Landlord agrees that if Tenant timely pays the Rent and performs the terms and provisions hereunder, Tenant shall hold and enjoy the Premises during the Term, free of lawful claims by any party acting by or through Landlord, subject to all other terms and provisions of this Lease.

     G. The parties agree that they intend hereby to create only the relationship of landlord and tenant. No provision hereof, or act of either party hereunder, shall be construed as creating the relationship of principal and agent, or as creating a partnership, joint venture or other enterprise, or render either party liable for any of the debts or obligations of the other party, except under any indemnity provisions of this Lease.

     H. Tenant acknowledges that any site or lease plan of the Center attached as an Exhibit hereto shall not be deemed a representation, warranty or agreement by Landlord respecting the Center or any other matter shown thereon other than the approximate location of the Premises, and that Majors and other parties unrelated to Landlord may own or control portions of the Center shown on such Exhibit.

     I. If applicable Laws require that this Lease be in the form of a deed, this Lease shall be deemed a deed of lease for all purposes, and Landlord shall be deemed to have granted and demised the Premises to Tenant for the Term hereof, subject to the other terms and provisions contained herein.

     J. This Lease, and any Riders and Exhibits hereto, have been mutually negotiated by Landlord and Tenant, and any ambiguities shall not be interpreted in favor of either party. Any printed provisions that have been deleted shall not be used to interpret the remaining provisions.

K. Landlord reserves exclusive rights to negotiate, license and lease the Center for the purposes of television programs, motion pictures, video programs, commercials and all other types of film or video documentaries or productions. All royalties, fees and compensations received from such licenses and leases shall belong exclusively to the Landlord.

L. Tenant shall not make any use, commercial or otherwise (except to the extent necessary to identify the Premises), of the names or marks THE NEWHALL LAND AND FARMING COMPANY, NEWHALL, VALENCIA, and/or any other similar names or marks without the prior written consent of Landlord, nor shall Tenant otherwise engage in conduct inconsistent with Landlord's sole and exclusive rights to its trade names and trademarks, including but not limited to the foregoing marks.

     ARTICLE  38

     OFFER

     The submission and negotiation of this Lease shall not be deemed an offer to enter the same by Landlord, but the solicitation of such an offer by Tenant. Tenant agrees that its execution of this Lease constitutes a firm offer to enter the same which may not be withdrawn for a period of six (6) weeks after delivery to Landlord. During such period and in reliance on the foregoing, Landlord may, at Landlord's option, deposit any Security Deposit and Rent, proceed with any alterations or improvements, and permit Tenant to enter the Premises and make alterations or improvements. If Landlord shall fail to execute and mail or deliver this Lease to Tenant within such period, Tenant may revoke its offer to enter this Lease by sending notice thereof to Landlord before Landlord mails or delivers an executed copy of this Lease to Tenant. In such case, Landlord shall return any Security Deposit and Rent to Tenant, and Tenant shall promptly remove any alterations, improvements, fixtures or personal property made or placed in or upon the Premises by Tenant or its contractors, agents or employees and restore the same to good condition as required under Article 16. If Tenant shall seek to revoke its offer to enter this Lease in violation of the foregoing provisions, Landlord shall have the options of forfeiting and retaining any Security Deposit and Rent theretofore paid, as liquidated damages without executing and delivering this Lease to Tenant, or executing and delivering this Lease to Tenant and enforcing the same as a valid and binding lease agreement.


     ARTICLE  39

     AMERICANS  WITH  DISABILITIES  ACT

     The parties acknowledge that the Americans With Disabilities Act of 1990 (42 U.S.C. 12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA") establish requirements for business operations, accessibility and barrier removal, and that such requirements may or may not apply to the Premises and Center depending on, among other things: (1) whether Tenant's business is deemed a "public accommodation" or "commercial facility", (2) whether such requirements are "readily achievable", and (3) whether a given alteration affects a "primary function area" or triggers "path of travel" requirements. The parties hereby agree that:
(a) Landlord shall be responsible for ADA Title III compliance in the Common Areas, except as provided below, (b) Tenant shall be responsible for ADA Title III compliance in the Premises, including any leasehold improvements or other work to be performed in the Premises under or in connection with this Lease, and
(c) Landlord may perform, or require that Tenant perform, and Tenant shall be responsible for the cost of, ADA Title III "path of travel" requirements triggered by alterations in the Premises. Tenant shall be solely responsible for requirements under Title I of the ADA relating to Tenant's employees.

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     ARTICLE  40

     ENTIRE  AGREEMENT


     This  Lease,  together  with Riders One through   Four     , and Exhibits A
                                                     ------
through
    D      (WHICH  COLLECTIVELY  ARE  HEREBY  INCORPORATED  WHERE  REFERRED
-----
TO HEREIN AND MADE A PART HEREOF AS THOUGH FULLY SET FORTH), contains all the terms and provisions between Landlord and Tenant relating to the matters set forth herein and no prior or contemporaneous agreement or understanding pertaining to the same shall be of any force or effect. Without limiting the generality of the foregoing, Tenant hereby acknowledges and agrees that Landlord's leasing and field personnel are only authorized to show the Premises and negotiate terms and conditions for leases subject to Landlord's final approval, and are not authorized to make any agreements, representations, understandings or obligations binding upon Landlord, respecting the present or future condition of the Premises or Center, suitability of the same for Tenant's business, or any other matter, and no such agreements, representations, understandings or obligations not expressly contained herein shall be of any force or effect. TENANT HAS RELIED ON TENANT'S INSPECTIONS AND DUE DILIGENCE IN ENTERING THIS LEASE AND NOT ON ANY REPRESENTATIONS OR WARRANTIES MADE BY LANDLORD CONCERNING THE CONDITION OR SUITABILITY OF THE PREMISES OR CENTER FOR ANY PARTICULAR PURPOSE. Neither this Lease, nor any Riders or Exhibits referred to above may be modified, except in writing signed by both parties.

     IN TESTIMONY WHEREOF, the parties have caused this Lease to be signed under seal by their respective representatives designated below, or if either party is a corporation, it has caused these presents to be signed by its president or other officer designated below, attested by its secretary, and its corporate seal to be affixed, and if the Center is in Washington, D.C., does hereby appoint such president or other officer its true and lawful attorney-in-fact to acknowledge and deliver these presents as its act and deed as of the day and year first above written.

WITNESS;  ATTESTATION
(TWO  FOR  EACH  SIGNATORY             Witness  Our  Hands  And  Seals
REQUIRED  IF  CENTER  IS
IN  FLORIDA  OR  OHIO;  ONE  IF
CENTER  IS  IN  D.C.):


          LANDLORD:     THE  NEWHALL  LAND  AND  FARMING  COMPANY,
               (a  California  Limited  Partnership),  a
               California  limited  partnership

          By:     NEWHALL  MANAGEMENT  LIMITED  PARTNERSHIP,
               a  California  limited  partnership,
               its  Managing  General  Partner

               By:  NEWHALL  MANAGEMENT  CORPORATION,
                   a  California  corporation,  its
                   Managing  General  Partner

               By:
               Name:
               Title:

               By:
               Name:
               Title:


          TENANT:     CHICAGO  PIZZA  &  BREWERY,  INC.,
               a  California  corporation

               By:
               Name:
               Title:

               By:
               Name:
               Title:

     CERTIFICATE

(IF  TENANT  IS  A  CORPORATION)

     I,     ,  Secretary
of     ,  Tenant,  hereby  certify  that  the  officer(s)
executing  the  foregoing  Lease on behalf of Tenant was/were duly authorized to
act  in  his/her/their  capacities  as      and
      and  his/her/their  action(s)  are
the  action  of  Tenant.

(Corporate  Seal)
                                                            Secretary

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     THIS  PAGE  IS  REQUIRED  IF  PROPERTY  IS  IN  DELAWARE,
     OHIO,  UTAH,  WASHINGTON  D.C.  OR  WASHINGTON  STATE


     LANDLORD  ACKNOWLEDGMENT


STATE  OF       )
          )  SS.:
COUNTY  OF       )

     On  this  day  of, 19, before me, a Notary Public in and for the County and
State  aforesaid,  personally  appeared     ,  known
to  me  to  be  the
of     ,  a(n)
     , and acknowledged that being authorized so to do, (s)he executed the foregoing instrument on behalf of said entity, as a free and voluntary act, and as the free and voluntary act and deed of said entity, in its capacity described in the foregoing instrument for the Landlord designated therein, for the uses and purposes therein set forth.

          IN  WITNESS  WHEREOF,  I  hereunto  set  my  hand  and  official seal.



                                   Notary  Public

My  Commission  Expires:



     TENANT  ACKNOWLEDGMENTS
     INDIVIDUAL


STATE  OF       )
          )  SS.:
COUNTY  OF       )

     On  this  day  of, 19, before me, a Notary Public in and for the County and
State  aforesaid,  personally  appeared      and
acknowledged that (s)he executed the foregoing instrument as a free and voluntary act, for the uses and purposes therein set forth.

     IN  WITNESS  WHEREOF,  I  hereunto  set  my  hand  and  official  seal.



                       Notary  Public

My  Commission  Expires:



     CORPORATION


STATE  OF       )
          )  SS.:
COUNTY  OF       )

     On  this  day  of, 19, before me, a Notary Public in and for the County and
State  aforesaid  personally  appeared      known
to  me  to  be  President  of     ,  one
of the corporations described in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation and caused the corporate seal of said corporation to be affixed thereto, as his/her free and voluntary act, and as the free and voluntary act of said corporation for the uses and purposes therein set forth.

     IN  WITNESS  WHEREOF,  I  hereunto  set  my  hand  and  official  seal.



                       Notary  Public

My  Commission  Expires:

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     PARTNERSHIP


STATE  OF       )
          )  SS.:
COUNTY  OF       )

     On  this  day  of,  19, before me a Notary Public in and for the County and
State  aforesaid  personally  appeared      known  to  me  to
be  a  general  partner  of  the  partnership  known  as     ,
one of the partnerships described in the foregoing instrument, and acknowledged that being authorized so to do, (s)he executed the foregoing instrument on behalf of said partnership as a free and voluntary act, and as the free and voluntary act of said partnership, for the uses and purposes therein set forth.

          IN  WITNESS  WHEREOF,  I  hereunto  set  my  hand  and  official seal.



                       Notary  Public

My  Commission  Expires:

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     RIDER  ONE

     RULES

     (1) COMMON AREAS. Tenant shall not use the Common Areas, including areas adjacent to the Premises, for any purpose other than ingress and egress, and any such use thereof shall be subject to the other provisions of this Lease, including these Rules. Without limiting the generality of the foregoing, Tenant shall not use the Common Areas to canvass, solicit business or information from, or distribute any article or material to, other tenants, occupants or invitees of the Center. Tenant shall not allow anything to remain in any passageway, sidewalk, court, corridor, stairway, entrance, exit, elevator, shipping area, or other area outside the Premises. Janitorial closets, utility closets, telephone closets, broom closets, electrical closets, storage closets, and other such closets, rooms and areas shall be used only for the purposes and in the manner designated by Landlord, and may not be used by Tenant, or its contractors, agents, employees, or other parties without Landlord's prior written consent.

     (2) DELIVERIES. Furniture, inventory and all other deliveries may be brought into the Center only at times and in the manner designated by Landlord, in compliance with all Laws, and always at Tenant's sole risk. Landlord may inspect items brought into the Center or Premises with respect to weight or dangerous nature or compliance with this Lease or applicable Laws. Tenant's use of any freight elevators, loading and service areas at the Center shall be subject to scheduling by Landlord. Tenant shall not take or permit to be taken in or out of other entrances or elevators of the Center, any item normally taken, or which Landlord otherwise requires to be taken, in or out through service doors or on freight elevators. Tenant shall move all inventory, supplies, furniture, equipment and other items as soon as received directly to the Premises. Any hand-carts used at the Center shall have rubber wheels and side guards and no other material handling equipment may be brought upon the Center except as Landlord shall approve in writing in advance.

     (3) TRASH. All garbage, refuse, trash and other waste shall be kept in the kind of container, placed in the areas, and prepared for collection in the manner and at the times and places specified by Landlord, subject to Article 26 respecting Hazardous Materials. If Landlord designates a service to pick up such items, Tenant shall use the same at Tenant's cost. If Landlord shall provide or arrange for such service, Tenant shall pay Tenant's Proportionate Share of the cost thereof (or such other share as Landlord may fairly and reasonably determine) to Landlord on or before the first day of each calendar month in advance, or Landlord may include such charges in Center Expenses. Landlord reserves the right to require that Tenant participate in any recycling program designated by Landlord.

     (4) FIRE PROTECTION. If Landlord installs or has heretofore installed a supervised fire sprinkler and/or alarm system for the protection of the Center, Tenant shall pay Tenant's Proportionate Share of the cost thereof (or such other share as Landlord may fairly and reasonably determine) to Landlord on or before the first day for each calendar month in advance, or Landlord may include such charges in Center Expenses.

     (5) PEST CONTROL. Tenant shall use, at Tenant's cost, such pest and rodent extermination contractor as Landlord may direct and at such intervals as Landlord may require. In the alternative, from time to time, Landlord may arrange for pest control (in which case, Tenant shall pay Tenant's Proportionate Share of the cost thereof, or such other share as Landlord may fairly and reasonably determine to Landlord on or before the first day of each calendar month in advance, or Landlord may include such charges in Center Expenses). Tenant shall provide Landlord with evidence of Tenant's compliance with this provision within five (5) days after Landlord's written request.

     (6) SIGNS AND DISPLAY WINDOWS. Tenant shall not place any sign or other thing of any kind outside the Premises (including without limitation, exterior walls and roof), or on the interior or exterior surfaces of glass panes or doors, except such single sign as Landlord shall expressly approve in writing for or in connection with Tenant's storefront. Within the Premises, Tenant
                                                  ==============================

, and except a sign on a silo-like architectural feature on the exterior of the Premises (if such silo-like architectural feature is approved by Landlord in the final Working Drawings) which sign is further subject to Lanldord's express approval in writing shall not: (i) install any sign that advertises any product, (ii) install any sign within 24 inches of any window, or (iii) install any sign that is visible from outside the Premises or that is illuminated, without Landlord's prior written approval. If Landlord approves or requires illuminated signs, Tenant shall keep the same illuminated each day of the Term during the hours designated by Landlord from time to time. All Tenant's signs shall be professionally designed, prepared and installed and in good taste so as not to detract from the general appearance of the Premises or the Center and shall comply with the sign criteria attached hereto as Exhibit C or otherwise developed by Landlord from time to time. After the initial installation of Tenant's storefront sign as approved in writing by Landlord in accordance with these provisions, Landlord reserves the right to require from time to time that Tenant change or replace such sign in order to comply with any new sign criteria developed by Landlord, at Landlord's expense. The term "sign" in this Rule shall mean any sign, placard, picture, name, direction, lettering, insignia or trademark, advertising material, advertising display, awning or other such item, except that Tenant's storefront sign shall be an actual sign. Blinds, shades, drapes or other such items shall not be placed in or about the windows in the Premises except to the extent, if any, that the character, shape, design, color, material and make thereof is first approved by Landlord in writing.

     (7) DISPLAY OF MERCHANDISE. Tenant shall not place or maintain any permanent or temporary fixture or item or display any merchandise: (i) outside the Premises, or (ii) anywhere inside the Premises within six (6) feet of any entrance to the Premises (except that for any recessed entry of the Premises, Tenant shall not so place or maintain fixtures within three (3) feet of such entrance). All displays of merchandise shall be tasteful and professional.

     (8) PLUMBING EQUIPMENT. The toilet rooms, urinals, wash bowls, drains and sewers and other plumbing fixtures, equipment and lines shall not be misused or used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein, and Tenant shall properly install, maintain, clean, repair and replace adequate grease traps.

     (9) ROOF; AWNINGS AND PROJECTIONS. Tenant shall not install any aerial, antennae, satellite dish or any other device on the roof, exterior walls or Common Areas of the Center. Tenant may install and have access to rooftop HVAC equipment only to the extent approved or required by Landlord from time to time in connection with Tenant's obligations under Articles 10 and 11 of this Lease. No awning or other projection shall be attached by or for Tenant to the exterior walls of the Premises or the building of which it is a part.

     (10) OVERLOADING FLOORS. Tenant shall not overload any floor or part thereof in the Premises or Center including any public corridors or elevators therein, and Landlord may direct and control the location of safes, vaults and all other heavy articles and require supplementary supports of such material and dimensions as Landlord may deem necessary to properly distribute the weight at Tenant's expense (including expenses for structural review and engineering).

     (11) LOCKS AND KEYS. Upon termination of the Lease or Tenant's right to possession, Tenant shall: (i) return to Landlord all keys, parking stickers or key cards, and in the event of loss of any such items shall pay Landlord therefor, and (ii) advise Landlord as to the combination of any vaults or locks that Landlord permits to remain in the Premises.

     (12) UNATTENDED PREMISES. Before leaving the Premises unattended, Tenant shall close and securely lock all doors or other means of entry to the Premises and shut off all lights (except signs required to be illuminated hereunder), water faucets and other utilities in the Premises (except heat to the extent necessary to prevent the freezing or bursting of pipes). This provision shall not imply that Tenant may leave the Premises unattended in violation of the operating requirements set forth elsewhere in this Lease.

     (13)     ENERGY  CONSERVATION.        Subject  to  Rule  (6)  concerning
illumination, Tenant shall not waste electricity, water, heat or air conditioning, or other utilities or services, and agrees to cooperate fully with Landlord and comply with any Laws to assure the most effective and energy efficient operation of the Center.

     (14) FOOD, BEVERAGES, GAME AND VENDING MACHINES. Except to the extent expressly permitted under Article 1 of this Lease, Tenant shall not: (i) use the Premises for the manufacture, preparation, display, sale, barter, trade, gift or service of food or beverages, including without limitation, intoxicating liquors, or (ii) install, operate or use any video, electronic or pinball game or machine, or any coin or token operated vending machine or device to provide products, merchandise, food, beverages, candy, cigarettes or other commodities or services including, but not limited to, pay telephones, pay lockers, pay toilets, scales, and amusement devices; provided, however, that Tenant may install vending machines for the sale of non-alcoholic beverages, food, and candy in an area not visible from the sale area or exterior of the Premises for the exclusive use of Tenant's employees.

     (15) GOING-OUT-OF-BUSINESS SALES AND AUCTIONS. Tenant shall not use, or permit any other party to use, the Premises for any distress, fire, bankruptcy, close-out, "lost our lease" or going-out-of-business sale or auction. Tenant shall not display any signs advertising the foregoing anywhere in or about the Premises. This prohibition shall also apply to Tenant's creditors.

     (16) LABOR RELATIONS. Tenant shall conduct its labor relations and relations with employees so as to avoid strikes, picketing, and boycotts of, on or about the Premises or Center. If any employees strike, or if picket lines or boycotts or other visible activities objectionable to Landlord are established, conducted or carried out against Tenant, its employees, agents, contractors, or subcontractors in or about the Premises or Center, Tenant shall immediately close the Premises and remove or cause to be removed all such employees, agents, contractors, and subcontractors until the dispute has been settled.

     (17) LANDLORD'S TRADENAME AND TRADEMARKS. No symbol, design, name, mark or insignia adopted by Landlord for the Center or picture or likeness of the Center shall be used by Tenant without the prior written consent of Landlord, except as provided in Article 9 of this Lease.

     (18) PROHIBITED ACTIVITIES. Tenant shall not: (i) use strobe or flashing lights in or on the Premises or in any signs therefor, (ii) use, sell or distribute any leaflets, handbills, bumper stickers, other stickers or decals, balloons or other such articles in the Premises (or other areas of the Center), (iii) operate any loudspeaker, television set, phonograph, radio, CD player or other musical or sound producing instrument or device so as to be heard outside the Premises, (iv) operate any electrical or other device which interferes with or impairs radio, television, microwave, or other broadcasting or reception from or in the Center or elsewhere, (v) bring or permit any bicycle or other vehicle, or dog (except in the company of a blind party) or other animal, fish or bird in the Center, (vi) make or permit objectionable noise, vibration or odor to emanate from the Premises or any equipment serving the same, (vii) do or permit anything in or about the Premises that is unlawful, immoral, obscene, pornographic, or which tends to create or maintain a nuisance or do any act tending to injure the reputation of the Center, (viii) use or permit upon the Premises anything that violates the certificates of occupancy issued for the Premises or the Center, or causes a cancellation of Landlord's insurance policies or increases Landlord's insurance premiums (and Tenant shall comply with all requirements of Landlord's insurance carriers, the American Insurance Association, and any board of fire underwriters), (ix) use the Premises for any purpose, or permit upon the Premises anything, that may be dangerous to parties or property (including but not limited to flammable oils, fluids, paints, chemicals, firearms or any explosive articles or materials), nor (x) do or permit anything to be done upon the Premises in any way tending to disturb, bother or annoy any other tenant at the Center or the occupants of neighboring property.

     (19) PARKING. Tenant and Tenant's employees shall park their cars only in those portions of the parking area designated by Landlord for tenant and employee parking and shall use such areas only for parking cars (or at Landlord's option, Landlord may require that any or all such employees park off-site). Tenant shall furnish Landlord with a list containing the description and automobile license numbers (and State of issuance) of the cars of Tenant and its employees within five (5) days of any request by Landlord, and shall thereafter advise Landlord of any changes, additions or deletions to such list. Landlord reserves the right to: (i) adopt additional requirements pertaining to parking, including without limitation, a parking system with charges favoring carpooling for tenants and their employees, and any other parking system by validation, metering or otherwise, (ii) assign specific spaces, and reserve spaces for small cars, handicapped individuals, and other tenants, customers of tenants or other parties (and Tenant and its employees and visitors shall not park in any such assigned or reserved spaces) and (iii) restrict or prohibit full size vans and other large vehicles. In case of any violation of these provisions or any applicable Laws, Landlord may: (a) refuse to permit the violator to park, and remove the vehicle owned or driven by the violator from the Center without liability whatsoever, at such violator's risk and expense and/or (b) charge Tenant such reasonable rates as Landlord may from time to time establish for such violations, which shall be at least $50.00 per day for each vehicle that is parked in violation of these Rules. These provisions shall be in addition to any other remedies available to Landlord under this Lease or otherwise.

     (20)     RESPONSIBILITY  FOR  COMPLIANCE.   Tenant shall be responsible for
ensuring compliance with these Rules, as they may be amended, by Tenant's employees and as applicable, by Tenant's agents, invitees, contractors, subcontractors, and suppliers.

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     CALIFORNIA  RIDER

     RIDER  TWO


     1. Tenant hereby waives the provisions of California Civil Code, Sections 1932(2), 1933(4) and 1942, as the same may be modified or replaced hereafter.

     2. Tenant hereby waives the provisions of California Code of Civil Procedure Section 1265.130 allowing it to petition the superior court to terminate this Lease in the event of a partial taking of the Premises.

     3. Landlord and Tenant acknowledge that Proposition 13 was adopted by the voters of the State of California in 1978 to limit increases in real estate taxes by limiting reassessments to events such as changes in ownership. The parties hereby confirm and agree that "Taxes" for purposes of this Lease shall include, without limitation, increases in real estate taxes resulting from reassessments based on changes in ownership of the Center (as "change in ownership" is defined in California Revenue and Taxation Code Sections 60 through 62), as well as taxes, assessments, fees, levies and charges that may be imposed by governmental bodies for services, including, but not limited to, fire protection, street, sidewalk and road maintenance, refuse removal and other governmental services because of the limitation on increases in real estate taxes under Proposition 13.

     4.     Landlord  shall  have  the  remedies provided under California Civil
Code, Section 1951.4, as the same may be modified or replaced hereafter (Landlord may continue Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has right to sublet or assign subject only to reasonable limitations), but only if this Lease contains reasonable limitations on Landlord's approval of subleases and assignments; if this Lease does not contain reasonable limitations on subleasing or assignment, then Landlord, in Landlord's sole discretion, may elect to satisfy the requirements under subdivision (b) of Section 1951.4 by sending notice to Tenant to the effect that Landlord agrees not to unreasonably withhold consent to a sublease or assignment, or both, or setting forth reasonable standards and conditions for Landlord's approval of a sublease or assignment, or both (in which event, such notice shall be and become a part of this Lease).

     5. If a Tenant Default occurs under Article 22 of this Lease, Landlord shall, in lieu of the remedies provided in Article 22.B(1) and (2), have the right to terminate this Lease, reenter and repossess the Premises by detainer suit or other lawful means, and recover from Tenant as damages a sum of money equal to: (a) the worth at the time of award of the unpaid Rent which had been earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of the award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves can reasonably be avoided; and (d) any other amounts necessary to compensate Landlord for all detriment or damages proximately caused by Tenant's failure to perform its obligations under this Lease or that in the ordinary course would be likely to result therefrom, including without limitation all Costs of Reletting (as defined in Article 22.I). For purposes of computing the amount of Rent herein that would have accrued after the time of award, Tenant's obligation for Percentage Rent shall be projected based on Tenant's average annual Gross Sales for the 36 months (or lesser period, if 36 months of the Term have not expired) preceding Tenant's Default, and Tenant's Proportionate Share of Taxes and
Operating Expenses shall be projected based upon the average rate of increase, if any, in such items from the Commencement Date through the time of award. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) shall be computed by allowing interest at the Default Rate (as defined in Article 28). The "worth at the time of award" of the amount referred to in paragraph (c) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

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     TOWN  CENTER  DRIVE
     (ENTERTAINMENT  AREA  RIDER)  10/97

     RIDER  THREE


     1. CONSTRUCTION CONTINGENCIES. The parties acknowledge that Town Center Drive shown as the cross-hatched area on Exhibit A-1, attached hereto and made a part hereof, in which the Premises shall be located is not yet constructed or open for business, and that certain contingencies (the "Contingencies") must be met in order for Landlord to proceed with construction of Town Center Drive. Such Contingencies include (without limitation) the following: (i) obtaining a lender's commitment to finance the development and construction of Town Center Drive, and a corresponding permanent financing commitment; (ii) obtaining all zoning changes which may be needed in order to develop and operate Town Center Drive; (iii) obtaining approval for construction and operation of Town Center Drive from any and all owners and partners of Landlord; and (iv) complying with restrictions and conditions of any and all operating agreements, reciprocal easement agreements or such other agreements which are now or hereafter may be in effect between Landlord and any adjoining property owner(s) or tenant(s) at Town Center Drive or Valencia Town Center, or their predecessors or successors. Notwithstanding anything in this Lease to the contrary, Landlord shall have the option to terminate this Lease by notice to Tenant if at any time prior to Tenant's commencement of construction in the Premises Landlord shall determine that one or more of the Contingencies cannot or will not be met within the foreseeable future. In such event, all deposits or payments made to either party by the other shall be promptly returned and all other obligations under this Lease shall cease and terminate.

     2. ALLOCATION OF PROMOTION FUND CHARGE. Notwithstanding the fact that the charge set forth in Article 1 K. is initially described as a Promotion Fund Charge, Landlord may, from time to time in its sole discretion, allocate all or any portion of such sum payable by Tenant as a contribution toward the Promotion Fund and/or the Media Fund established by Landlord, and all provisions of this Lease with respect to the Promotion Fund and the Media Fund shall be effective as to Tenant.

     3. TENANT'S SHARE OF TAXES FOR STREETS, VEHICULAR THOROUGHFARES, AND PARKING AREAS. Notwithstanding anything to the contrary set forth in this Lease, in addition to Tenant's Proportionate Share of Taxes as set forth in Articles 28P and 28Q, Tenant shall pay Tenant's Share (as defined below) of Taxes assessed on any and all streets, vehicular thoroughfares, and parking areas (including but not limited to parking structures) in the Center. "Tenant's Share" shall be a fraction, the numerator of which is the number of parking spaces required by Law to be provided at the Center for the rentable floor area of the Premises, and the denominator of which is the total number of parking spaces required by Law to be provided at the Center for the total rentable floor area open and occupied for business in the Center during all or any portion of the subject year.

, provided that, for purposes of determining Tenant's Share, in no event shall less than eighty percent (80%) of the rentable floor area of the Center be deemed open and occupied for business

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     RIDER  FOUR

                         Rider  Four  to  Lease  with
                         CHICAGO  PIZZA  &  BREWERY,  INC.,
                         a  California  corporation
                         for  Space  (TO  BE  ASSIGNED)  at
                         TOWN  CENTER  DRIVE
                         VALENCIA,  CALIFORNIA

     A. Landlord shall furnish Tenant a construction allowance for Tenant's initial improvement work at the Premises of Three Hundred Seventy-Five Thousand and No/100 Dollars ($375,000.00) (the "Allowance") provided that in no event shall the Allowance exceed the actual cost of the improvement work by Tenant at the Premises. Landlord shall pay the Allowance to Tenant in three (3) installments as follows:

                         a.     Landlord  shall  pay  Tenant  an  installment of
$125,000.00 within forty-five (45) days after all of the following conditions are met:

                                   (i)     Tenant  has obtained building permits
for all of the work with executed sign offs and furnished copies thereof to Landlord;

                                   (ii)     Tenant  has  performed  at  least
thirty-three percent (33%) of all of the work, and all work has been performed in accordance with the approved plans and specifications and in accordance with all other applicable provisions of this Lease;

                                   (iii)     Tenant  has  furnished Landlord (a)
an affidavit from Tenant listing all contractors and suppliers whom Tenant has contracted with in connection with the work, together with the cost of each contract, and the dollar amount of work each contractor and supplier has theretofore performed, and (b) an affidavit from Tenant's general contractor listing all subcontractors and suppliers whom the general contractor has contracted with in connection with the work, together with the cost of each contract, and the dollar amount of work each subcontractor and supplier has theretofore performed;

                                   (iv)     Tenant  has  paid  for  all the work
theretofore completed, which amount shall consist of at least the amount of the installment being requested;

                                   (v)     Tenant  has  furnished  Landlord
mechanic's lien releases from the general contractor and all other contractors and suppliers who have theretofore performed work or furnished supplies for or in connection with all of Tenant's work theretofore performed at the Premises (including all parties listed in the affidavits referenced in (ii) above) and such other evidence as Landlord may reasonably request to evidence that no liens can arise from the work; and

                                   (vi)     Tenant  is  not in default under the
Lease.

                         b.     Landlord  shall  pay  Tenant  an  additional
installment of $125,000.00 within forty-five (45) days after all of the following conditions are met:
                                   (i)     Tenant  has obtained building permits
for all of the work with executed sign offs and furnished copies thereof to Landlord;

                                   (ii)     Tenant  has  performed  at  least
sixty-six percent (66%) of all of the work, and all work has been performed in accordance with the approved plans and specifications and in accordance with all other applicable provisions of this Lease;

                                   (iii)     Tenant  has  furnished Landlord (a)
an affidavit from Tenant listing all contractors and suppliers whom Tenant has contracted with in connection with the work, together with the cost of each contract, and the dollar amount of work each contractor and supplier has theretofore performed, and (b) an affidavit from Tenant's general contractor listing all subcontractors and suppliers whom the general contractor has contracted with in connection with the work, together with the cost of each contract, and the dollar amount of work each subcontractor and supplier has theretofore performed;

                                   (iv)     Tenant  has  paid  for  all the work
theretofore completed, which amount shall consist of at least the amount of the installment being requested;

                                   (v)     Tenant  has  furnished  Landlord
mechanic's lien releases from the general contractor and all other contractors and suppliers who have theretofore performed work or furnished supplies for or in connection with all of Tenant's work theretofore performed at the Premises (including all parties listed in the affidavits referenced in (ii) above) and such other evidence as Landlord may reasonably request to evidence that no liens can arise from the work; and

                                   (vi)     Tenant  is  not in default under the
Lease.

                         c.     Landlord  shall  pay  Tenant  the balance of the
Allowance  within  forty-five  (45) days after the following conditions are met:

                                   (i)     Tenant  has performed all of the work
(including punch list items) in accordance with the approved plans and specifications and in accordance with all other applicable provisions of this Lease;

                                   (ii)     Tenant has furnished Landlord (a) an
updated affidavit from Tenant listing all contractors and suppliers whom Tenant has contracted with in connection with the work, together with the cost of each contract, and (b) an updated affidavit from Tenant's general contractor listing all subcontractors and suppliers whom the general contractor has contracted with in connection with the work, together with the cost of each contract;

                                   (iii)     Tenant  has  fully  paid for all of
the work and has furnished to Landlord a certificate from an officer of Tenant stating that all of the work has been paid for and setting forth the total cost of the work;

                                   (iv)     Tenant  has  furnished  Landlord
mechanic's lien releases from the general contractor and all other contractors and suppliers who have performed work or have furnished supplies for or in connection with Tenant's work at the Premises (including all parties listed in the affidavits referenced in (ii) above) and such other evidence as Landlord may reasonably request to evidence that no liens can arise from the work; and

                                   (v)     Tenant has opened for business at the
Premises, Tenant has obtained a certificate of occupancy with respect to the Premises, and Tenant is not in default under this Lease, and Tenant and its subsidiaries, affiliated and related companies are not then in default under any other leases at any properties managed by Landlord's managing agent for the Center or such agent's subsidiaries and affiliated and related companies.

     All documentation to be furnished by Tenant to Landlord herein shall be sent to Landlord at the Management Office at the address set forth on Page 2 of the Lease, or such other address of which Landlord shall notify Tenant.

     B. Without limitation to any other rights or remedies Landlord may have on account thereof, if at the time Landlord is prepared to pay the Allowance, Tenant owes Landlord any sums under the Lease, Landlord may, at its election, pay the Allowance but deduct therefrom the amount of any such sums owed by Tenant.

     C. If the Term should end prior to the scheduled expiration date due to a default by Tenant, Tenant shall pay Landlord, within sixty (60) days after the effective date of the early termination, the unamortized portion of the Allowance, using straight-line amortization over the Term.

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